UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

Semi-Annual Report

June 30, 2014

Contents

2 – 3	Letter from Chairman of the Board & President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 54	Schedules of Investments*
55	Statements of Assets and Liabilities*
56	Statements of Operations*
57 – 58	Statements of Changes in Net Assets*
59	Statements of Cash Flows*
60 – 79	Notes to Financial Statements*
80 – 81	Financial Highlights*
82 – 83	Annual Stockholder/Shareholder Meeting Results/Proxy Voting Policies & Procedures/Corporate Change/Change in Investment Policy
84 – 94	Matters Relating to the Directors’/Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

*	Consolidated for PIMCO Dynamic Credit Income Fund only

Letter from the Chairman of the Board & President

Hans W. Kertess

Chairman of the Board

Julian Sluyters

President & Chief Executive Officer

Dear Stockholders/Shareholders:

After three years of generally moderate growth, the US economy contracted during the first quarter of 2014. Despite this, US equities rallied sharply. The US bond market also posted a positive return during the reporting period.

For the six month reporting period ended June 30, 2014:

■	PCM Fund, Inc. returned 5.58% on net asset value (“NAV”) and 9.61% on market price.

■	PIMCO Dynamic Credit Income Fund returned 8.39% on NAV and 10.32% on market price.

After several years of positive growth, severe winter weather in parts of the US constrained the US economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, expanded at a revised 3.5% annual pace during the fourth quarter of 2013. GDP contracted at an annual pace of 2.1% during the first quarter of 2014. However, this appeared to be a temporary setback, as the US Commerce Department’s initial estimate showed that GDP expanded at a 4.0 % annual pace during the second quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset purchase program contributed to bond-yield volatility over the January to June period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In June, the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

2	Semi-Annual Report	| June 30, 2014

Outlook

We remain optimistic on the US economic recovery, as the first-quarter GDP decline was followed by a meaningful bounce during the second quarter.

Federal Reserve officials have tied the outlook for monetary policy to incoming economic data. Based on our forecasts for growth we believe that Fed asset purchases could end in the fourth quarter of 2014, with lift-off in the fed funds rate possible in mid-2015.

Receive this report electronically and eliminate paper mailings.

To enroll, visit:

us.allianzgi.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board	President & Chief Executive Officer

June 30, 2014 |	Semi-Annual Report	3

Fund Insights

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

PCM Fund, Inc.

For the six-month reporting period ended June 30, 2014, PCM Fund, Inc. (the “Fund”) returned 5.58% on NAV and 9.61% on market price, outperforming the unmanaged Barclays CMBS Investment Grade Index1 (the “benchmark index”), which returned 2.62% during the reporting period.

The US fixed income market experienced periods of volatility during the six-month reporting period ended June 30, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, short-term Treasury yields rose during the reporting period, whereas longer-term Treasury yields declined. Longer-term Treasury yields fell from their peak in late 2013, as investor risk aversion increased due to concerns about moderating global growth and uncertainties overseas. The benchmark 10-year Treasury bond began the fiscal period yielding 3.04% and ended the period at 2.53%.

The spread sectors (non-US Treasuries) posted positive returns and generally outperformed equal-duration Treasuries over the six months ended June 30, 2014. In particular, high yield corporate bonds performed well, as the Barclays Global High Yield Index gained 6.06% during the reporting period. In contrast, the overall US fixed income market (as measured by the Barclays US Aggregate Index) rose 3.93%, whereas the commercial mortgage-backed securities (“CMBS”) market, as measured by the benchmark index, returned 2.62%. The CMBS market benefited from strong investor demand, a strengthening economic environment and improving commercial real estate valuations. Within the CMBS market, lower rated securities outperformed higher rated investments, as fixed-rate BBB CMBS generated strong results than fixed-rate AAA CMBS.

Spread sectors drive results

The Fund’s exposure to the Banking sector contributed to performance during the reporting period. It generated strong results given improving fundamentals, muted volatility and a continuation of the gradual economic recovery. Also contributing to the Fund’s performance was an allocation to non-agency mortgage-backed securities. The sector benefited from generally robust demand from investors looking to generate incremental yield in the relatively low interest rate environment. A lack of new supply and overall improvement in housing prices also supported the sector.

Detracting from performance was the Fund’s allocation to super-senior CMBS as CMBS positioned high in the capital structure underperformed the lower rated (less senior) portion of the CMBS capital structure.

PIMCO Dynamic Credit Income Fund

For the six months ended June 30, 2014, PIMCO Dynamic Credit Income Fund (the “Fund”) returned 8.39% on NAV and 10.32% on market price. In comparison, the 80% Barclays Investment Grade Index/20% BofA High Yield

1. The Barclays CMBS Investment Grade Index is an index designed to mirror commercial mortgage-backed securities of investment grade quality (Baa3/BBB-/BBB- or above) using Moody’s, S&P, and Fitch respectively, with maturity of at least one year.

4	Semi-Annual Report	| June 30, 2014

Index (the “benchmark index”) returned 5.67%, while the Barclays Global Credit Index, the BofA Merrill Lynch Global High Yield BB/B Constrained Index and the Credit Suisse Leveraged Loan Index returned 5.45%, 5.83% and 2.77%, respectively, during the same period.

The US fixed income market experienced periods of volatility during the six-month reporting period ended June 30, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, short-term Treasury yields rose during the reporting period, whereas longer-term Treasury yields declined. Longer-term Treasury yields fell from their peak in late 2013, as investor risk aversion increased due to concerns about moderating global growth and uncertainties overseas. The benchmark 10-year Treasury bond began the fiscal period yielding 3.04% and ended the period at 2.53%. The spread sectors (non-US Treasuries) posted positive returns and generally outperformed equal-duration Treasuries over the six months ended June 30, 2014.

Sector exposure positive for performance

An allocation to non-agency mortgage-backed securities was a significant contributor to performance. The sector was supported by positive supply supply/demand technicals and improving housing prices. The Fund’s security selection within financials benefited results, as those bonds outperformed the broader credit market during the reporting period. Also within the credit market, the Fund’s overweightings to raw materials, media/cable and energy/pipelines were positive, as these sectors outperformed the broad credit market. A tactical exposure to emerging markets (“EM”) contributed to results, as EM bonds outperformed the overall credit market during the reporting period. The EM asset class was supported by declining yields and tightening spreads. Finally, a tactical exposure to the Australian dollar contributed to performance.

On the downside, an underweight to US duration, especially to the long end of the yield curve, was negative as US rates generally declined during the six month reporting period.

June 30, 2014	| Semi-Annual Report	5

Performance & Statistics

PCM Fund, Inc.

June 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	9.61%	5.58%
1 Year	14.94%	10.41%
5 Year	27.83%	27.00%
10 Year	10.34%	10.80%
Commencement of Operations (9/2/93) to 6/30/14	9.21%	9.45%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/14

Market Price/NAV:
Market Price	$12.25
NAV	$11.32
Premium to NAV	8.22%
Market Price Yield(2)	7.84%
Leverage Ratio(3)	31.82%

Moody’s Rating*

(as a % of total investments)

6	Semi-Annual Report	| June 30, 2014

Performance & Statistics

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	10.32%	8.39%
1 Year	14.71%	17.00%
Commencement of Operations (1/31/13) to 6/30/14	5.08%	12.60%

Market Price/NAV Performance:

Commencement of Operations (1/31/13) to 6/30/14

Market Price/NAV
Market Price	$23.82
NAV	$25.09
Discount to NAV	-5.06%
Market Price Yield(2)	7.87%
Leverage Ratio(3)	43.23%

Moody’s Rating*

(as a % of total investments)

June 30, 2014	| Semi-Annual Report	7

Performance & Statistics

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of this presentation by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). The Funds use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ consideration of industry practice. When a bond is not rated by Moody’s, it is designated in the chart above as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Pacific Investment Management Company LLC, the sub-adviser to the Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to shareholders less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per common share at June 30, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) that may be outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to leverage minus accrued liabilities (other than liabilities representing leverage).

8	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 95.7%
$374	Adjustable Rate Mortgage Trust, 2.705%, 1/25/36, CMO, IO (k)	$324,159
581	Banc of America Alternative Loan Trust, 6.362%, 4/25/37, CMO (k)	487,971
	Banc of America Funding Corp., CMO,
753	2.70%, 12/20/34 (k)	633,744
260	5.624%, 3/20/36 (k)	241,540
966	7.00%, 10/25/37	586,521
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.414%, 9/10/47, CMO (i)	2,155,010
	Banc of America Mortgage Trust, CMO (k),
654	2.684%, 6/20/31	676,517
384	2.731%, 6/25/35	379,402
558	2.748%, 11/25/34	561,659
	BCAP LLC Trust, CMO (a)(d)(k),
87	0.353%, 7/26/36	65,213
150	5.017%, 3/26/36	153,579
1,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(i)(k)	1,105,407
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
295	2.504%, 5/25/34	289,632
1,708	2.663%, 10/25/35	1,704,025
	Bear Stearns ALT-A Trust, CMO (k),
67	2.454%, 5/25/36	41,579
1,317	2.576%, 8/25/36	1,089,177
1,195	2.648%, 11/25/36	846,324
498	2.699%, 8/25/36	380,122
86	2.723%, 1/25/47	62,197
484	2.832%, 5/25/36	345,717
257	3.599%, 9/25/34	258,678
232	4.478%, 7/25/35	179,755
120	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	102,061
	Bear Stearns Commercial Mortgage Securities Trust, CMO (k),
3,000	5.694%, 6/11/50	3,341,682
2,000	5.898%, 6/11/40 (i)	2,230,893
1,000	6.619%, 5/11/39 (a)(d)	1,022,330
994	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	649,284
473	Chase Mortgage Finance Trust, 6.00%, 3/25/37, CMO	426,329
	Citigroup Commercial Mortgage Trust, CMO (k),
71,540	0.673%, 5/15/43, IO (a)(d)	182,785
2,500	5.898%, 12/10/49	2,764,971
	Citigroup Mortgage Loan Trust, Inc., CMO (k),
289	2.536%, 8/25/35	270,691
431	2.642%, 9/25/35	379,826
390	2.643%, 11/25/36	318,982
4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO (i)	4,368,719
93	CitiMortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	95,111
1,847	COBALT CMBS Commercial Mortgage Trust, 5.223%, 8/15/48, CMO	1,974,288
	Commercial Mortgage Trust, CMO (a)(d),
690	6.079%, 7/10/46 (k)	764,171
726	6.586%, 7/16/34	803,728
1,500	7.16%, 7/16/34 (k)	1,689,199

June 30, 2014	| Semi-Annual Report	9

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Countrywide Alternative Loan Trust, CMO,
$1,365	0.332%, 6/25/47 (i)(k)	$1,103,453
2,522	0.363%, 7/20/46 (k)	1,736,109
436	0.432%, 2/25/37 (k)	350,507
1,591	0.442%, 2/25/36 (k)	1,297,267
3,340	1.123%, 12/25/35 (i)(k)	2,643,000
262	6.00%, 11/25/35	141,889
1,021	6.00%, 5/25/37	860,575
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
351	0.472%, 3/25/35 (k)	271,785
29	2.417%, 2/20/36 (k)	26,783
252	2.514%, 9/20/36 (k)	187,762
1,017	2.666%, 9/25/47 (k)	914,837
672	6.00%, 5/25/37 (i)	586,230
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
440	0.692%, 12/15/35, IO (a)(d)(k)	3,567
117	7.00%, 2/25/33	123,721
	Credit Suisse Mortgage Capital Certificates, CMO,
4,614	5.467%, 9/15/39 (i)	4,973,863
1,000	5.467%, 9/16/39 (a)(d)(k)	1,076,539
357	5.896%, 4/25/36	299,993
271	6.50%, 5/25/36	189,916
2,563	FFCA Secured Lending Corp., 1.013%, 9/18/27, CMO, IO (a)(b)(d)(j)(k) (acquisition cost-$602,093; purchased 11/17/00)	87,458
238	First Horizon Alternative Mortgage Securities Trust, 2.25%, 8/25/35, CMO (k)	69,591
213	First Horizon Mortgage Pass-Through Trust, 2.575%, 4/25/35, CMO (k)	213,937
14,898	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO	64,656
	GMAC Commercial Mortgage Securities, Inc., CMO (a)(d)(k),
1,500	6.948%, 5/15/30 (f)(g)	232,933
1,500	8.592%, 9/15/35	1,503,814
2,000	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO (i)	2,184,220
	GS Mortgage Securities Trust, CMO,
16,387	1.649%, 8/10/43, IO (a)(d)(k)	1,094,821
6,309	2.762%, 5/10/45, IO (k)	774,593
4,500	5.56%, 11/10/39 (i)	4,882,437
1,670	6.169%, 8/10/43 (a)(d)(k)	1,837,745
	Harborview Mortgage Loan Trust, CMO (k),
82	0.345%, 1/19/38	71,289
1,199	0.405%, 1/19/36 (i)	855,688
582	4.901%, 6/19/36	414,056
767	IndyMac INDA Mortgage Loan Trust, 2.80%, 6/25/37, CMO (k)	729,711
	IndyMac Index Mortgage Loan Trust, CMO (k),
199	0.952%, 11/25/34	182,281
305	2.868%, 5/25/36	213,792
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (k),
61,000	0.596%, 2/15/46, IO (a)(d)	1,835,886
754	1.578%, 3/12/39, IO (a)(d)	14,416
1,195	5.794%, 2/12/51 (i)	1,327,058

10	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$1,400	5.892%, 2/12/49 (i)	$1,545,909
387	6.146%, 2/15/51 (i)	387,675
4,067	6.45%, 5/12/34	4,276,017
4,100	JPMorgan Chase Commercial Mortgage Securities Trust, 5.708%, 3/18/51, CMO (a)(d)(i)(k)	4,446,860
243	JPMorgan Mortgage Trust, 2.634%, 7/25/35, CMO (k)	247,413
	LB Commercial Mortgage Trust, CMO,
520	5.60%, 10/15/35 (a)(d)	543,373
950	6.09%, 7/15/44 (k)	1,055,960
1,278	LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38, CMO	1,393,165
	Lehman Mortgage Trust, CMO,
817	6.00%, 5/25/37	790,929
374	6.143%, 4/25/36 (k)	357,143
1,222	Luminent Mortgage Trust, 0.322%, 12/25/36, CMO (k)	963,368
1,059	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO (k)	993,022
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO,
1,500	5.485%, 3/12/51 (i)(k)	1,648,990
2,300	5.70%, 9/12/49	2,557,077
	MLCC Mortgage Investors, Inc., CMO (k),
490	0.572%, 7/25/30	475,721
343	0.81%, 11/25/29	334,942
111	2.136%, 11/25/35	110,939
399	2.804%, 11/25/35	395,883
	Morgan Stanley Capital I Trust, CMO,
63,306	0.419%, 11/12/49, IO (a)(d)(k)	452,066
2,000	5.447%, 2/12/44 (i)(k)	2,185,551
315	5.692%, 4/15/49 (k)	347,696
558	5.809%, 12/12/49	621,539
2,851	6.01%, 11/15/30 (a)(d)	3,032,188
545	Morgan Stanley Dean Witter Capital I, Inc., 6.50%, 11/15/36, CMO (a)(d)	548,639
	Morgan Stanley Mortgage Loan Trust, CMO,
431	3.134%, 1/25/35 (k)	24,046
573	6.00%, 8/25/37	526,733
443	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	440,890
274	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(d)(g)(k)	547
	RBSCF Trust, CMO (a)(d)(k),
1,000	5.223%, 8/16/48 (i)	1,062,135
1,000	5.331%, 2/16/44	1,065,788
1,000	5.336%, 5/16/47 (i)	1,075,163
2,744	6.068%, 2/17/51	2,769,348
393	Regal Trust IV, 2.268%, 9/29/31, CMO (a)(b)(d)(j)(k) (acquisition cost-$341,181; purchased 9/13/11-3/13/12)	370,739
	Residential Accredit Loans, Inc., CMO,
213	0.332%, 6/25/46 (k)	99,287
660	3.732%, 1/25/36 (k)	545,623
486	6.00%, 8/25/35	433,783
497	6.50%, 9/25/37	391,096
358	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	280,162

June 30, 2014	| Semi-Annual Report	11

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$614	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	$576,796
400	Salomon Brothers Mortgage Securities VII, Inc., 8.20%, 7/18/33 (k)	404,607
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
777	4.665%, 4/25/36	615,529
522	4.756%, 11/25/36	468,997
595	5.052%, 1/25/36	461,328
484	5.125%, 9/25/36	425,148
1,344	Structured Asset Mortgage Investments II Trust, 0.362%, 8/25/36, CMO (k)	1,083,213
148	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	151,044
250	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	163,802
1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(d)	1,548,224
	Wachovia Bank Commercial Mortgage Trust, CMO,
26,674	1.036%, 10/15/41, IO (a)(d)(k)	31,449
2,500	5.188%, 2/15/41 (a)(d)(k)	2,509,389
1,000	5.509%, 4/15/47	1,084,153
1,825	6.14%, 2/15/51 (i)(k)	2,036,390
1,000	WaMu Commercial Mortgage Securities Trust, 5.848%, 3/23/45, CMO (a)(d)(k)	1,061,141
733	WaMu Mortgage Pass-Through Certificates, 2.239%, 12/25/36, CMO (i)(k)	682,402
2,621	Washington Mutual Mortgage Pass-Through Certificates, 6.50%, 8/25/36, CMO	1,752,988
84	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	85,324
630	Wells Fargo Mortgage-Backed Securities Trust, 5.684%, 10/25/36, CMO (k)	619,467
30,513	WF-RBS Commercial Mortgage Trust, 1.284%, 2/15/44, CMO, IO (a)(d)(i)(k)	1,051,989
Total Mortgage-Backed Securities (cost-$104,943,357)		124,941,941
Corporate Bonds & Notes – 25.5%
	Airlines – 1.4%
	United Air Lines Pass-Through Trust,
692	6.636%, 1/2/24	764,911
601	9.75%, 7/15/18	688,116
394	10.40%, 5/1/18	447,618
		1,900,645
	Banking – 1.6%
2,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	2,050,188
	Diversified Financial Services – 7.9%
1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(i)	1,114,504
800	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(g)(j) (acquisition cost-$784,000; purchased 5/15/14)	800,000
500	Ford Motor Credit Co. LLC, 8.00%, 12/15/16 (i)	581,424
1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(d)(i)	1,860,000
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)	812,000
	Navient Corp. (i),
1,000	8.00%, 3/25/20	1,158,750
1,100	8.45%, 6/15/18	1,302,813
	Springleaf Finance Corp. (i),
455	6.50%, 9/15/17	495,950
1,200	6.90%, 12/15/17	1,335,000

12	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$4,471	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(j) (acquisition cost-$791,542; purchased 11/20/12-7/26/13)	$886,910
		10,347,351
	Electric Utilities – 1.7%
250	Escrow Dynegy Holdings, Inc., 7.125%, 5/15/18 (f)(g)	25
	Illinois Power Generating Co. (i),
1,215	6.30%, 4/1/20	1,204,369
1,024	7.95%, 6/1/32	1,049,600
		2,253,994
	Engineering & Construction – 1.0%
1,259	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (i)	1,250,483
	Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	105,750
	Insurance – 3.3%
	American International Group, Inc. (i),
500	5.45%, 5/18/17	558,107
2,700	8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,732,750
		4,290,857
	Lodging – 2.1%
	Caesars Entertainment Operating Co., Inc.,
3,143	8.50%, 2/15/20 (i)	2,671,550
157	9.00%, 2/15/20	132,076
		2,803,626
	Metal Fabricate/Hardware – 0.3%
400	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	436,000
	Oil, Gas & Consumable Fuels – 0.1%
285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (f)	108,300
	Pharmaceuticals – 1.5%
700	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(d)(i)	700,875
1,200	Valeant Pharmaceuticals International, 6.875%, 12/1/18 (a)(d)(i)	1,260,000
		1,960,875
	Pipelines – 0.4%
100	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	96,000
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	386,000
		482,000
	Real Estate Investment Trust – 1.9%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (i)	2,423,970
	Retail – 2.2%
	CVS Pass-Through Trust (i),
1,517	5.88%, 1/10/28	1,709,309
906	7.507%, 1/10/32 (a)(d)	1,132,649
		2,841,958
	Transportation – 0.0%
40	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	32,700
Total Corporate Bonds & Notes (cost-$30,298,207)		33,288,697

June 30, 2014	| Semi-Annual Report	13

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Asset-Backed Securities – 18.0%
$11	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.777%, 2/25/33 (k)	$194
156	Asset-Backed Securities Corp. Home Equity Loan Trust, 3.403%, 6/21/29 (k)	144,025
436	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (k)	517,717
343	Bayview Financial Acquisition Trust, 0.43%, 12/28/36 (k)	327,005
	Bear Stearns Asset-Backed Securities Trust (k),
52	0.532%, 6/25/36	51,426
591	2.877%, 7/25/36	565,064
1,231	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (k)	753,275
5,300	Citigroup Mortgage Loan Trust 2006-SHL1, 0.602%, 11/25/45 (a)(b)(d)(j)(k) (acquisition cost-$4,677,250; purchased 6/25/14)	4,718,394
	Conseco Finance Securitizations Corp.,
431	7.96%, 5/1/31	349,046
970	9.163%, 3/1/33 (k)	902,005
212	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(j) (acquisition cost-$215,715; purchased 1/4/05-7/21/11)	216,708
589	EMC Mortgage Loan Trust, 0.802%, 2/25/41 (a)(d)(k)	544,240
2,025	Fremont Home Loan Trust 2006-1, 0.332%, 4/25/36 (i)(k)	1,805,875
211	GE Capital Mortgage Services, Inc. Trust, 6.705%, 4/25/29 (k)	208,435
151	GSAA Trust, 0.422%, 6/25/35 (k)	143,719
6,250	IndyMac Residential Asset-Backed Trust, 0.392%, 4/25/47 (k)	3,642,687
56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(d)(g)(j) (acquisition cost-$49,551; purchased 2/25/00)	53,804
2,292	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(j) (acquisition cost-$2,194,308; purchased 1/29/13)	2,308,893
455	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	452,641
494	Lehman XS Trust, 5.42%, 11/25/35	497,056
2,224	Merrill Lynch First Franklin Mortgage Loan Trust, 0.392%, 5/25/37 (k)	1,348,714
596	Merrill Lynch Mortgage Investors Trust, 0.652%, 6/25/36 (k)	548,995
677	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32 (k)	258,616
2,318	RASC Series 2001-KS2 Trust, 0.612%, 6/25/31 (k)	2,144,922
66	Residential Asset Mortgage Products, Inc., 0.522%, 9/25/32 (k)	60,601
48	Southern Pacific Secured Asset Corp., 0.492%, 7/25/29 (k)	43,235
68	Structured Asset Investment Loan Trust, 4.652%, 10/25/33 (k)	28,649
799	UCFC Manufactured Housing Contract, 7.90%, 1/15/28 (k)	814,270
1,856	UPS Capital Business Credit, 3.456%, 4/15/26 (b)(g)(k)	53,749
Total Asset-Backed Securities (cost-$22,535,112)		23,503,960
Senior Loans – 4.2%
	Commercial Services – 0.3%
400	ServiceMaster Corp., 3.25%, 6/25/21, Term B (a)(c)(e)	400,000
	Electric Utilities – 2.9%
3,714	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16 (a)(c)(e)	3,743,692
	Food Products – 1.0%
1,300	New Albertsons, Inc., 3.75%, 6/25/21 (a)(c)(e)	1,305,958
	Healthcare-Services – 0.0%
60	Healogics, Inc., 4.25%, 7/1/21 (a)(c)	59,400
Total Senior Loans (cost-$5,474,971)		5,509,050

14	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
U.S. Government Agency Securities (k) – 2.0%
	Freddie Mac, CMO, IO,
$3,062	0.814%, 1/25/21	$98,264
9,093	0.886%, 10/25/20 (i)	357,684
10,500	3.615%, 6/25/41	2,176,587
Total U.S. Government Agency Securities (cost-$2,342,210)		2,632,535
Municipal Bonds – 1.2%
	Arkansas – 0.5%
685	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	652,065
	Virginia – 0.1%
130	Lexington Industrial Dev. Auth. Rev., Kendall at Lexington, 8.00%, 1/1/15, Ser. C	130,114
	West Virginia – 0.6%
870	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	746,669
Total Municipal Bonds (cost-$1,627,154)		1,528,848

Shares
Common stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
1,293	SemGroup Corp., Class A (cost-$33,618)	101,953

Units
Warrants – 0.1%
	Engineering & Construction – 0.0%
1,100	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(m)	11
	Oil, Gas & Consumable Fuels – 0.1%
1,361	SemGroup Corp., strike price $25.00, expires 11/30/14 (m)	74,175
Total Warrants (cost-$6,136)		74,186

Principal Amount (000s)
Short-Term Investments – 5.7%
	Repurchase Agreements – 2.6%
$3,400	Morgan Stanley & Co., Inc.,
	dated 6/30/14, 0.15%, due 7/1/14,
	proceeds $3,400,014; collateralized by
	U.S. Treasury Bonds, 2.875%, due 5/15/43,
	valued at $3,472,895 including accrued interest (cost-$3,400,000)	3,400,000
	U.S. Treasury Obligations (h)(l) – 1.7%
2,222	U.S. Treasury Bills, 0.066%-0.069%, 8/21/14 (cost-$2,221,786)	2,221,786
	U.S. Government Agency Securities (l) – 1.4%
200	Fannie Mae Discount Notes, 0.066%, 9/3/14	199,990
100	Federal Home Loan Bank Discount Notes, 0.079%, 10/24/14	99,987

June 30, 2014	| Semi-Annual Report	15

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Government Agency Securities (continued)
$1,500	Freddie Mac Discount Notes, 0.132%, 6/9/15	$1,498,428
Total U.S. Government Agency Securities (cost-$1,798,094)		1,798,405
Total Short-Term Investments (cost-$7,419,880)		7,420,191
Total Investments (cost-$174,680,645) – 152.5%		199,001,361
Liabilities in excess of other assets – (52.5)%		(68,505,943)
Net Assets – 100.0%		$130,495,418

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,454,182, representing 45.6% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after June 30, 2014.

(f)	In default.

(g)	Fair-Valued–Securities with an aggregate value of $3,902,592, representing 3.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $9,655,640. The aggregate value is $9,442,906, representing 7.2% of net assets.

(k)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(l)	Rates reflect the effective yields at purchase date.

(m)	Non-income producing.

(n)	Credit default swap agreements outstanding at June 30, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread		Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Royal Bank of Scotland:
ABX.HE AA 06-1	$6,719		†	7/25/45	0.32%	$(1,447,511)	$(3,947,965)	$2,500,454
ABX.HE AAA 07-1	2,379		†	8/25/37	0.09%	(548,380)	(1,177,691)	629,311

						$(1,995,891)	$(5,125,656)	$3,129,765

†	Credit Spread not quoted for asset-backed securities.

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

16	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)	At June 30, 2014, the Fund held $50,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)	Open reverse repurchase agreements at June 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.40)%	6/17/14	6/16/16	$2,428,622	$2,429,000
	0.60	2/26/14	8/26/14	1,032,146	1,030,000
	0.625	2/26/14	8/26/14	542,174	541,000
	0.65	6/30/14	7/30/14	251,005	251,000
	0.71	2/26/14	8/26/14	4,926,114	4,914,000
	0.975	4/30/14	7/30/14	1,487,494	1,485,000
	0.977	6/2/14	9/3/14	352,277	352,000
	0.98	4/7/14	7/7/14	4,524,445	4,514,000
	0.995	5/7/14	8/7/14	2,015,059	2,012,000
	1.03	4/7/14	7/7/14	1,948,728	1,944,000
	1.23	4/7/14	7/7/14	891,582	889,000
	1.385	6/30/14	10/2/14	3,530,136	3,530,000
Citigroup	0.974	5/9/14	8/11/14	5,006,168	4,999,000
Deutsche Bank	0.59	5/5/14	8/5/14	1,047,978	1,047,000
	0.59	5/15/14	8/15/14	1,210,932	1,210,000
	0.59	6/25/14	9/24/14	1,706,168	1,706,000
	0.59	6/30/14	10/2/14	5,935,097	5,935,000
Morgan Stanley	1.10	4/15/14	7/15/14	1,989,670	1,985,000
	1.15	4/15/14	7/15/14	5,650,865	5,637,000
Royal Bank of Canada	0.45	4/4/14	7/7/14	568,625	568,000
	0.48	5/13/14	8/13/14	3,414,229	3,412,000
	0.54	5/13/14	8/13/14	546,401	546,000
	0.55	6/3/14	9/4/14	950,406	950,000
	0.60	6/2/14	8/27/14	657,318	657,000
	1.23	6/24/14	9/24/14	1,983,474	1,983,000
Royal Bank of Scotland	1.128	5/21/14	11/24/14	1,976,536	1,974,000
	1.129	5/20/14	11/20/14	2,970,908	2,967,000
	1.173	5/7/14	11/7/14	477,855	477,000
	1.173	5/7/14	11/7/14	958,715	957,000

					$60,901,000

(q)	The weighted average daily balance of reverse repurchase agreements during the six months ended June 30, 2014 was $51,305,425, at a weighted average interest rate of 0.87%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2014 was $67,630,235.

(r)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$124,267,571	$674,370	$124,941,941
Corporate Bonds & Notes:
Airlines	–	–	1,900,645	1,900,645
Diversified Financial Services	–	9,547,351	800,000	10,347,351
Electric Utilities	–	2,253,969	25	2,253,994
All Other	–	18,786,707	–	18,786,707

June 30, 2014	| Semi-Annual Report	17

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/14
Asset-Backed Securities	$ –	$20,634,873	$2,869,087	$23,503,960
Senior Loans	–	5,509,050	–	5,509,050
U.S. Government Agency Securities	–	2,632,535	–	2,632,535
Municipal Bonds	–	1,528,848	–	1,528,848
Common Stock	101,953	–	–	101,953
Warrants:
Engineering & Construction	–	11	–	11
Oil, Gas & Consumable Fuels	74,175	–	–	74,175
Short-Term Investments	–	7,420,191	–	7,420,191
	176,128	192,581,106	6,244,127	199,001,361
Other Financial Instruments* – Assets
Credit Contracts	–	3,129,765	–	3,129,765
Totals	$176,128	$195,710,871	$6,244,127	$202,131,126

At June 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2014, was as follows:

	Beginning Balance 12/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 6/30/14
Investments in Securities – Assets
Mortgage-Backed Securities	$849,483	$88,484	$(459,529)	$3,323	$(21,418	)†	$45,750	$232,933	$(64,656)	$674,370
Corporate Bonds & Notes:
Airlines	2,041,871	–	(150,913)	–	–		9,687	–	–	1,900,645
Diversified Financial Services	–	784,000	–	285	–		15,715	–	–	800,000
Electric Utilities	1,390	–	–	–	–		(1,365)	–	–	25
Asset-Backed Securities	2,908,309	–	(82,971)	7,686	2,533		33,530	–	–	2,869,087
Totals	$5,801,053	$872,484	$(693,413)	$11,294	$(18,885)		$103,317	$232,933	$(64,656)	$6,244,127

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014.

	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$440,890	Third-Party Pricing Vendor	Single Broker Quote	$99.52
	233,480	Benchmark Pricing	Security Price Reset	$0.20 – $15.53
Corporate Bonds & Notes	1,900,645	Third-Party Pricing Vendor	Single Broker Quote	$110.54 – $114.50
	25	Analytical Model	Future Distributions	$0.01
	800,000	Analytical Model	Broker Quotes	$100.00
Asset-Backed Securities	560,194	Benchmark Pricing	Security Price Reset	$2.90 – $99.48
	2,308,893	Analytical Model	Estimated Recovery Value	$100.75

†	Paydown shortfall.

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

18	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

**	Transferred out of Level 2 into Level 3 because an evaluated price from a third-party pricing vendor was not available.

***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2014, was $70,966. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(s)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2014:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$3,129,765

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2014:

Location	Credit Contracts
Net realized gain on:
Swaps	$518,494

Net change in unrealized appreciation/depreciation of:
Swaps	$47,155

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended June 30, 2014:

Credit Default Swap Agreements(1)
Sell
$11,183

(1)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)	Net Amount
Swaps
Royal Bank of Scottland	$3,129,765	$ –	$(3,129,765)	$ –

Totals	$3,129,765	$ –	$(3,129,765)	$ –

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Morgan Stanley	$3,400,000	$(3,400,000	)†	$ –

Totals	$3,400,000	$(3,400,000)		$ –

June 30, 2014	| Semi-Annual Report	19

Schedule of Investments

PCM Fund, Inc.

June 30, 2014 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Instrument/ Derivative Offset		Net Amount
Reverse Repurchase Agreements
Barclays Bank	$23,929,782	†††	$(23,929,782	)††	$ –
Citigroup	5,006,168	†††	(5,006,168	)††	–
Deutsche Bank	9,900,175	†††	(9,900,175	)††	–
Morgan Stanley	7,640,535	†††	(7,640,535	)††	–
Royal Bank of Canada	8,120,453	†††	(8,120,453	)††	–
Royal Bank of Scotland	6,384,014	†††	(6,384,014	)††	–

Totals	$60,981,127		$(60,981,127)		$ –

(†)	The actual collateral received is greater than the amount shown here due to over collateralization.

(††)	The actual collateral pledged is greater than the amount shown here due to over collateralization.

(†††)	The amount includes interest payable for Reverse Repurchase Agreements.

Glossary:

ABX.HE	-	Asset-Backed Securities Index Home Equity
CMBS	-	Commercial Mortgage-Backed Security
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only

20	Semi-Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 71.5%
	Advertising – 0.2%
$5,500	Sitel LLC, 11.00%, 8/1/17 (a)(d)(k)	$5,885,000
	Airlines – 0.1%
3,000	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	3,172,500
	Auto Components – 1.1%
14,332	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (k)	14,976,940
2,750	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(k)	3,004,375
€4,000	Schaeffler Finance BV, 4.25%, 5/15/18 (k)	5,678,981
	Schaeffler Holding Finance BV, PIK (k),
5,400	6.875%, 8/15/18	7,800,904
$5,250	6.875%, 8/15/18 (a)(d)	5,558,437
		37,019,637
	Banking – 11.1%
	Barclays Bank PLC (k),
23,000	7.625%, 11/21/22	26,220,000
2,000	7.75%, 4/10/23 (n)	2,228,500
£8,530	14.00%, 6/15/19 (h)	19,984,991
€3,000	Barclays PLC, 8.00%, 12/15/20 (h)	4,494,044
$36,500	BPCE S.A., 12.50%, 9/30/19 (a)(b)(d)(h)(k)(l) (acquisition cost-$45,132,500; purchased 2/5/13-2/15/13)	50,370,000
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,800	6.875%, 3/19/20	4,628,991
$8,700	8.375%, 7/26/16 (h)(k)	9,570,000
1,500	8.40%, 6/29/17 (h)(k)	1,695,000
12,800	Credit Agricole S.A., 8.125%, 9/19/33 (k)(n)	14,617,600
	Credit Suisse AG,
€200	5.75%, 9/18/25 (n)	306,039
$13,000	6.50%, 8/8/23 (a)(d)(k)	14,462,500
4,400	6.50%, 8/8/23 (k)	4,895,000
	Credit Suisse Group AG (a)(d)(h)(k),
10,000	6.25%, 12/18/24 (b)(l) (acquisition cost-$10,000,000; purchased 6/11/14)	10,082,500
9,900	7.50%, 12/11/23	10,983,060
6,500	JPMorgan Chase & Co., 5.00%, 7/1/19, Ser. V (h)	6,494,787
4,800	KBC Bank NV, 8.00%, 1/25/23 (k)(n)	5,488,800
	LBG Capital No. 2 PLC,
€1,900	8.875%, 2/7/20	2,995,563
8,597	15.00%, 12/21/19	18,234,634
£11,100	15.00%, 12/21/19	27,639,963
$50,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(b)(d)(h)(k)(l) (acquisition cost-$62,500,000; purchased 1/31/13)	73,000,000
17,375	Regions Financial Corp., 7.375%, 12/10/37 (k)	21,971,278
1,200	Sberbank of Russia Via SB Capital S.A., 6.125%, 2/7/22 (k)	1,288,500
€4,000	Societe Generale S.A., 9.375%, 9/4/19 (h)(k)	6,819,115
$2,500	Sophia Holding Finance L.P., 9.625%, 12/1/18, PIK (a)(d)(k)	2,612,500
	UBS AG,
€1,500	4.75%, 2/12/26 (n)	2,186,738

June 30, 2014	| Semi-Annual Report	21

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Banking (continued)
$10,000	7.25%, 2/22/22 (k)(n)	$10,975,500
23,250	7.625%, 8/17/22 (k)	28,025,852
		382,271,455
	Building Materials – 0.3%
€4,500	Dry Mix Solutions Investissements SAS, 4.505%, 6/15/21 (a)(d)(k)(n)	6,169,554
$1,500	Headwaters, Inc., 7.25%, 1/15/19 (a)(d)(k)	1,593,750
1,500	USG Corp., 5.875%, 11/1/21 (a)(d)(k)	1,591,875
€1,000	Xella Holdco Finance S.A., 9.125%, 9/15/18, PIK (k)	1,478,844
		10,834,023
	Capital Markets – 2.7%
$92,447	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(l) (acquisition cost-$91,174,000; purchased 3/18/14-6/25/14)	93,360,682
	Chemicals – 1.6%
51,785	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)(k)	55,798,338
	Coal – 2.0%
12,307	Cloud Peak Energy Resources LLC, 8.50%, 12/15/19 (k)	13,230,025
	Mongolian Mining Corp.,
1,900	8.875%, 3/29/17 (a)(d)	1,244,500
5,475	8.875%, 3/29/17	3,586,125
6,000	Walter Energy, Inc., 8.50%, 4/15/21	3,405,000
	Westmoreland Coal Co. (k),
8,000	10.75%, 2/1/18 (a)(d)	8,610,000
35,104	10.75%, 2/1/18	37,780,680
		67,856,330
	Commercial Services – 0.3%
4,492	ADT Corp., 4.875%, 7/15/42 (k)	3,767,665
5,623	DynCorp International, Inc., 10.375%, 7/1/17 (k)	5,883,064
		9,650,729
	Distribution/Wholesale – 0.4%
10,000	HD Supply, Inc., 11.50%, 7/15/20 (k)	12,000,000
	Diversified Financial Services – 4.6%
20,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	17,559,500
24,075	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	26,831,684
21,900	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(g)(l) (acquisition cost-$21,462,000; purchased 5/15/14)	21,900,000
7,250	Jefferies Finance LLC, 7.375%, 4/1/20 (a)(d)(k)	7,648,750
3,800	National Financial Partners Corp., 9.00%, 7/15/21 (a)(d)(k)	4,161,000
15,550	Navient Corp., 5.625%, 8/1/33 (k)	13,509,062
	Springleaf Finance Corp. (k),
21,400	5.40%, 12/1/15	22,534,200
600	5.75%, 9/15/16	639,000
19,100	6.50%, 9/15/17	20,819,000
20,900	6.90%, 12/15/17	23,251,250
		158,853,446
	Electric Utilities – 2.3%
12,457	Energy Future Intermediate Holding Co. LLC, 11.75%, 3/1/22 (a)(d)	15,384,395

22	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Electric Utilities (continued)
	Illinois Power Generating Co. (k),
$27,536	6.30%, 4/1/20	$27,295,060
31,789	7.95%, 6/1/32	32,583,725
4,813	Yellowstone Energy L.P., 5.75%, 12/31/26 (a)(b)(d)(g)(l) (acquisition cost-$4,812,986; purchased 4/5/13)	4,549,211
		79,812,391
	Electronics – 0.1%
4,000	Flextronics International Ltd., 4.625%, 2/15/20 (k)	4,130,000
	Engineering & Construction – 0.9%
	Aeropuertos Dominicanos Siglo XXI S.A.,
9,065	9.25%, 11/13/19 (a)(d)(k)	8,702,400
500	9.25%, 11/13/19	480,000
4,000	Aguila 3 S.A., 7.875%, 1/31/18 (a)(d)(k)	4,222,500
14,579	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	14,478,530
€2,000	Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20 (k)	2,957,689
		30,841,119
	Entertainment – 0.1%
$3,000	Penn National Gaming, Inc., 5.875%, 11/1/21 (a)(d)(k)	2,842,500
	Food & Beverage – 0.5%
9,800	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(k)	10,608,500
1,960	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)(k)	2,058,000
4,750	Post Holdings, Inc., 6.00%, 12/15/22 (a)(d)(k)	4,868,750
		17,535,250
	Food Service – 0.3%
	Brakes Capital (a)(d)(k),
€4,400	5.317%, 12/15/18 (g)(n)	5,993,719
£2,700	7.125%, 12/15/18	4,748,313
		10,742,032
	Healthcare-Products – 1.2%
$9,500	ConvaTec Finance International S.A., 8.25%, 1/15/19, PIK (a)(d)(k)	9,737,500
27,950	Crimson Merger Sub, Inc., 6.625%, 5/15/22 (a)(d)(k)	27,775,313
€2,200	Ontex IV S.A., 7.50%, 4/15/18 (k)	3,148,021
		40,660,834
	Healthcare-Services – 0.2%
$6,000	Tenet Healthcare Corp., 4.50%, 4/1/21 (k)	6,060,000
	Holding Companies-Diversified – 0.2%
	Monitchem HoldCo 3 S.A. (a)(d),
€1,900	5.017%, 6/15/21 (n)	2,627,687
2,200	5.25%, 6/15/21 (k)	3,050,117
		5,677,804
	Household Products/Wares – 0.5%
$11,305	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	11,955,038
4,750	Sun Products Corp., 7.75%, 3/15/21 (a)(d)(k)	4,156,250
		16,111,288
	Insurance – 2.1%
28,145	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38) (k)	38,910,463

June 30, 2014	| Semi-Annual Report	23

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Insurance (continued)
$23,200	Pinnacol Assurance, 8.625%, 6/25/34 (a)(b)(g)(l)
	(acquisition cost-$23,200,000; purchased 6/23/14)	$23,440,124
£4,700	Towergate Finance PLC, 8.50%, 2/15/18 (k)	8,165,841
		70,516,428
	Internet – 0.4%
	Ancestry.com, Inc. (k),
$8,250	9.625%, 10/15/18, PIK (a)(d)	8,569,688
4,100	11.00%, 12/15/20	4,827,750
		13,397,438
	Iron/Steel – 0.1%
4,500	Bluescope Steel Ltd., 7.125%, 5/1/18 (a)(d)(k)	4,854,375
	Leisure – 0.9%
	Soho House Bond Ltd.,
£10,000	9.125%, 10/1/18	18,098,053
6,450	9.125%, 10/1/18 (a)(b)(d)(k)(l)
	(acquisition cost-$11,377,740; purchased 5/9/14)	11,673,244
		29,771,297
	Lodging – 1.8%
	Caesars Entertainment Operating Co., Inc. (k),
$70,967	8.50%, 2/15/20	60,321,950
3,533	9.00%, 2/15/20	2,972,136
		63,294,086
	Machinery-Construction & Mining – 0.1%
2,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(d)(k)	2,140,000
2,600	Vander Intermediate Holding II Corp., 9.75%, 2/1/19, PIK (a)(d)(k)	2,775,500
		4,915,500
	Machinery-Diversified – 1.0%
	Galapagos S.A. (a)(d),
€2,500	5.064%, 6/15/21 (k)(n)	3,466,589
1,400	5.375%, 6/15/21	1,952,984
$4,100	Gardner Denver, Inc., 6.875%, 8/15/21 (a)(d)(k)	4,325,500
€16,700	KION Finance S.A., 6.75%, 2/15/20 (k)	25,085,444
		34,830,517
	Media – 8.4%
$36,570	Clear Channel Communications, Inc., 9.00%, 3/1/21 (k)	39,267,038
52,650	McClatchy Co., 9.00%, 12/15/22 (k)	60,350,062
€26,700	Nara Cable Funding II Ltd., 8.50%, 3/1/20 (k)	43,726,140
	Numericable Group S.A. (a)(d)(k),
$57,340	4.875%, 5/15/19	58,916,850
€4,400	5.375%, 5/15/22	6,405,998
8,600	5.625%, 5/15/24	12,615,021
$3,900	6.00%, 5/15/22	4,060,875
38,055	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(k)	42,431,325
€13,500	Unitymedia KabelBW GmbH, 9.625%, 12/1/19 (k)	19,900,031
$1,200	Wave Holdco LLC, 8.25%, 7/15/19, PIK (a)(d)(k)	1,237,500
		288,910,840

24	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Metal Fabricate/Hardware – 0.1%
$3,500	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(k)	$3,815,000
	Miscellaneous Manufacturing – 1.6%
51,994	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (k)	56,153,520
	Oil, Gas & Consumable Fuels – 5.5%
3,000	Antero Resources Finance Corp., 5.375%, 11/1/21 (k)	3,123,750
9,000	Ecopetrol S.A., 7.375%, 9/18/43 (k)	11,121,300
5,000	Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)(d)(k)	5,243,750
8,140	Forbes Energy Services Ltd., 9.00%, 6/15/19 (k)	8,485,950
	Gazprom Neft OAO Via GPN Capital S.A. (k),
800	4.375%, 9/19/22 (a)(d)	746,000
500	4.375%, 9/19/22	466,250
1,300	6.00%, 11/27/23 (a)(d)	1,340,625
700	6.00%, 11/27/23	721,875
	Gazprom OAO Via Gaz Capital S.A. (k),
1,625	5.999%, 1/23/21 (a)(d)	1,740,781
700	6.51%, 3/7/22 (a)(d)	761,950
488	7.288%, 8/16/37 (a)(d)	546,560
900	7.288%, 8/16/37	1,008,000
4,700	8.625%, 4/28/34	5,828,000
2,725	8.625%, 4/28/34 (a)(d)	3,379,000
10,000	9.25%, 4/23/19 (a)(d)	12,187,500
3,500	Hiland Partners L.P., 7.25%, 10/1/20 (a)(d)(k)	3,832,500
1,500	LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23 (a)(d)(k)	1,586,250
20,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)(d)(k)	21,750,000
3,000	Murphy Oil USA, Inc., 6.00%, 8/15/23 (k)	3,172,500
	Novatek OAO via Novatek Finance Ltd. (a)(d)(k),
800	4.422%, 12/13/22	751,000
600	6.604%, 2/3/21	646,500
	OGX Austria GmbH (f),
400	8.375%, 4/1/22	25,000
5,600	8.375%, 4/1/22 (a)(b)(d)(l)
	(acquisition cost-$4,529,250; purchased 1/31/13-11/25/13)	350,000
48,450	8.50%, 6/1/18 (a)(d)	3,149,250
5,000	Petrobras Global Finance BV, 3.112%, 3/17/20 (k)(n)	5,149,750
	Petrobras International Finance Co. - Pifco (k),
11,125	5.75%, 1/20/20	11,918,212
5,000	5.875%, 3/1/18	5,458,240
34,521	7.875%, 3/15/19	40,418,568
1,070	Petroleos de Venezuela S.A., 6.00%, 11/15/26 (a)(d)	690,150
30,000	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)(k)	31,537,500
740	Welltec A/S, 8.00%, 2/1/19 (a)(d)(k)	791,800
		187,928,511
	Paper & Forest Products – 2.1%
21,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (k)	22,522,500
47,010	Tembec Industries, Inc., 11.25%, 12/15/18 (k)	51,123,375
		73,645,875

June 30, 2014	| Semi-Annual Report	25

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 1.0%
$1,000	Capsugel S.A., 7.00%, 5/15/19, PIK (a)(d)(k)	$1,031,875
18,600	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(d)(k)	18,623,250
5,000	Pinnacle Merger Sub, Inc., 9.50%, 10/1/23 (a)(d)(k)	5,581,250
8,810	Valeant Pharmaceuticals International, 6.875%, 12/1/18 (a)(d)(k)	9,250,500
		34,486,875
	Pipelines – 0.7%
4,500	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18 (a)(d)(k)	5,377,500
	Genesis Energy L.P. (k),
13,300	5.625%, 6/15/24	13,615,875
1,500	5.75%, 2/15/21	1,567,500
4,750	Regency Energy Partners L.P., 4.50%, 11/1/23 (k)	4,726,250
		25,287,125
	Retail – 1.2%
9,600	DriveTime Automotive Group, Inc., 8.00%, 6/1/21 (a)(d)(k)	9,840,000
	Enterprise Inns PLC,
£742	6.50%, 12/6/18	1,380,971
2,360	6.875%, 2/15/21	4,341,821
2,210	6.875%, 5/9/25	3,990,214
	Spirit Issuer PLC (n),
1,100	3.253%, 12/28/31, Ser. A2 (AMBAC)	1,788,413
8,007	5.472%, 12/28/34 (k)	13,292,083
3,700	Unique Pub Finance Co. PLC, 7.395%, 3/28/24, Ser. M	6,585,467
		41,218,969
	Software – 0.2%
	Activision Blizzard, Inc. (a)(d)(k),
$3,500	5.625%, 9/15/21	3,780,000
3,500	6.125%, 9/15/23	3,858,750
		7,638,750
	Storage/Warehousing – 1.9%
	Algeco Scotsman Global Finance PLC (a)(d)(k),
43,850	8.50%, 10/15/18	46,809,875
17,725	10.75%, 10/15/19	18,345,375
		65,155,250
	Telecommunications – 10.5%
5,000	Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 (a)(d)(k)	5,187,500
	Altice S.A. (a)(d)(k),
€13,600	7.25%, 5/15/22	19,786,389
$2,000	7.75%, 5/15/22	2,140,000
35,300	GCI, Inc., 6.75%, 6/1/21 (k)	35,851,562
5,000	Intelsat Luxembourg S.A., 6.75%, 6/1/18 (k)	5,318,750
	Sprint Corp. (a)(d)(k),
32,390	7.125%, 6/15/24	34,414,375
45,650	7.875%, 9/15/23	50,899,750
	T-Mobile USA, Inc. (k),
6,000	6.542%, 4/28/20	6,502,500
1,000	6.731%, 4/28/22	1,082,500
€15,450	UPCB Finance II Ltd., 6.375%, 7/1/20 (k)	22,530,386
14,400	UPCB Finance Ltd., 7.625%, 1/15/20 (k)	21,000,181

26	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (a)(d)(k),
$10,000	7.748%, 2/2/21	$11,025,000
15,000	9.125%, 4/30/18	17,205,000
25,000	VimpelCom Holdings BV, 5.95%, 2/13/23 (a)(d)(k)	24,843,750
	Virgin Media Secured Finance PLC (k),
£27,379	5.50%, 1/15/21	48,875,927
28,500	6.00%, 4/15/21	51,579,451
€2,700	Wind Acquisition Finance S.A., 7.00%, 4/23/21 (a)(d)(k)	3,988,258
		362,231,279
	Tobacco – 0.3%
$9,750	Vector Group Ltd., 7.75%, 2/15/21 (k)	10,432,500
	Transportation – 0.9%
5,727	Aviation Capital Group Corp., 6.75%, 4/6/21 (a)(d)(k)	6,490,850
€7,941	Hapag-Lloyd AG, 9.00%, 10/15/15 (k)	11,329,406
6,400	Hellenic Railways Organization S.A., 4.028%, 3/17/17	8,353,389
	Russian Railways via RZD Capital PLC (k),
$1,100	5.70%, 4/5/22	1,155,379
2,300	5.739%, 4/3/17	2,484,000
1,800	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(k)	1,471,500
		31,284,524
Total Corporate Bonds & Notes (cost-$2,382,448,603)		2,460,884,017
Senior Loans (a)(c) – 30.6%
	Aerospace & Defense – 0.1%
3,781	Sequa Corp., 5.25%, 6/19/17, Term B	3,752,452
	Biotechnology – 0.0%
800	Ikaria, Inc., 8.75%, 2/14/22	815,400
	Chemicals – 0.8%
	Al Chem & Cy S.C.A.,
4,636	4.50%, 10/3/19, Term B1	4,658,769
2,405	4.50%, 10/3/19, Term B2	2,417,211
1,258	8.25%, 4/3/20	1,295,932
14,850	Axalta Coating Systems U.S. Holdings, Inc., 4.00%, 2/1/20	14,876,819
	Husky International Ltd. (b)(e)(l),
2,300	3.25%, 6/29/18
	(acquisition cost-$2,288,500; purchased 6/26/14)	2,314,375
1,200	6.25%, 6/30/22
	(acquisition cost-$1,194,000; purchased 6/26/14)	1,209,000
		26,772,106
	Commercial Services – 1.1%
	ServiceMaster Corp.,
7,400	3.25%, 6/25/21, Term B (e)	7,400,000
29,525	5.50%, 1/31/17	29,580,673
		36,980,673
	Construction & Engineering – 0.1%
3,000	Brickman Group Holdings, Inc., 7.50%, 12/17/21	3,057,750

June 30, 2014	| Semi-Annual Report	27

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Containers & Packaging – 0.2%
	Ardagh Holdings USA, Inc.,
$3,800	4.00%, 12/17/19	$3,803,960
2,488	4.25%, 12/17/19, Term B	2,495,273
		6,299,233
	Diversified Financial Services – 0.5%
9,093	CityCenter Holdings, LLC, 5.00%, 10/16/20, Term B	9,175,054
6,930	National Financial Partners Corp., 5.25%, 7/1/20, Term B	6,978,534
1,995	TransUnion LLC, 4.00%, 4/9/21, Term B	1,998,491
		18,152,079
	Electric Utilities – 3.6%
122,962	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16	123,930,506
	Entertainment – 1.5%
9,581	Caesars Entertainment Operating Co., 5.531%, 1/26/18, Term B6	8,961,185
3,111	Pinnacle Entertainment, Inc., 3.75%, 8/13/20, Term B2	3,119,951
38,253	Station Casinos LLC, 4.25%, 3/2/20, Term B	38,432,023
		50,513,159
	Environmental Services – 0.1%
3,980	WTG Holdings Corp., 4.75%, 1/15/21	3,994,925
	Financial Services – 0.3%
9,000	Delos Finance Sarl, 3.50%, 3/6/21, Term B	9,005,625
	Food & Beverage – 2.9%
99,495	HJ Heinz Co., 3.50%, 6/5/20, Term B2	100,346,677
	Food Products – 0.5%
12,469	Albertsons LLC, 4.75%, 3/21/19, Term B2	12,548,862
6,170	New Albertsons, Inc., 3.75%, 6/25/21 (e)	6,198,277
		18,747,139
	Healthcare-Products – 1.6%
£29,885	Alliance Boots Ltd., 3.475%, 7/9/15, Term B1	51,163,640
$5,000	Rite Aid Corp., 5.75%, 8/21/20	5,117,500
		56,281,140
	Healthcare-Services – 2.2%
10,849	Air Medical Group Holdings, Inc., 5.00%, 6/30/18, Term B1	10,917,304
25,675	American Renal Holdings, Inc., 4.50%, 9/20/19	25,723,141
	Catalent Pharma Solutions, Inc.,
7,756	4.50%, 5/20/21, Term B	7,811,992
2,000	6.50%, 12/29/17 (b)(l)
	(acquisition cost-$1,995,000; purchased 4/24/13)	2,022,500
4,140	Covis Pharmaceuticals Holdings, 6.00%, 4/24/19 (b)(l)
	(acquisition cost-$4,140,366; purchased 4/24/13)	4,145,541
1,480	Healogics, Inc., 4.25%, 7/1/21 (e)	1,465,200
7,587	MultiPlan, Inc., 4.00%, 3/31/21, Term B	7,575,892
5,000	Ortho-Clinical Diagnostics, 3.75%, 6/30/21, Term B (e)	5,040,265
9,875	United Surgical Partners International, Inc., 4.75%, 4/3/19, Term B	9,932,028
		74,633,863
	Household Products/Wares – 0.7%
24,530	Sun Products Corp., 5.50%, 3/23/20	24,131,776

28	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Insurance – 0.7%
$14,775	AmWINS Group, Inc., 5.00%, 9/6/19	$14,842,882
9,684	Asurion LLC, 5.00%, 5/24/19, Term B1	9,754,006
		24,596,888
	Internet – 0.4%
	Ancestry.com, Inc.,
2,228	4.00%, 5/14/18, Term B2	2,231,677
7,234	4.50%, 12/28/18, Term B1	7,251,945
4,925	WaveDivision Holdings LLC, 4.00%, 10/15/19, Term B	4,939,322
		14,422,944
	Internet Software & Services – 0.3%
10,809	Getty Images, Inc., 4.75%, 10/18/19	10,456,837
	Leisure – 0.1%
4,131	Regent Seven Seas Cruises, Inc., 3.75%, 12/21/18, Term B (b)(l)
	(acquisition cost-$4,131,456; purchased 2/6/14)	4,134,039
	Lodging – 0.1%
2,481	Playa Resorts Holding B.V., 4.00%, 8/6/19, Term B	2,487,453
	Machinery – 0.4%
14,226	Gardner Denver, Inc., 4.25%, 7/30/20	14,237,143
	Media – 1.6%
	Clear Channel Communications, Inc.,
20,000	3.80%, 1/29/16, Term B	19,881,180
24,775	6.90%, 1/30/19, Term D	24,716,159
	Numericable U.S. LLC (e),
2,009	4.50%, 5/21/20, Term B1	2,023,251
1,738	4.50%, 5/21/20, Term B2	1,750,387
7,225	Salem Communications Corp., 4.50%, 3/13/20, Term B	7,218,230
		55,589,207
	Mining – 1.0%
29,411	Fortescue Metals Group Ltd., 3.75%, 6/30/19, Term B	29,472,483
2,499	Noranda Aluminum Acquisition Corp., 5.75%, 2/28/19, Term B	2,411,537
1,069	Walter Energy, Inc., 7.25%, 4/2/18, Term B	1,035,609
		32,919,629
	Miscellaneous Manufacturing – 0.1%
4,963	CPG International, Inc., 4.75%, 9/30/20, Term B	4,977,234
	Oil, Gas & Consumable Fuels – 0.4%
11,000	NFR Energy LLC, 8.75%, 12/31/18	11,182,193
1,967	OGX, 8.00%, 4/11/15, Term A	1,632,628
		12,814,821
	Pharmaceuticals – 1.9%
7,841	Par Pharmaceutical Cos., Inc., 4.00%, 9/30/19, Term B2	7,854,080
9,925	PRA Holdings, Inc., 4.50%, 9/23/20	9,947,778
45,863	Valeant Pharmaceuticals International, Inc., 3.75%, 8/5/20, Term B	45,880,480
		63,682,338
	Pipelines – 1.2%
39,526	NGPL PipeCo LLC, 6.75%, 9/15/17, Term B	39,414,859

June 30, 2014	| Semi-Annual Report	29

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Plumbing & HVAC Equipment – 0.6%
$22,050	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (b)(d)(g)(l)
	(acquisition cost-$21,609,000; purchased 10/30/13)	$21,667,655
	Real Estate – 0.5%
16,788	Realogy Corp., 3.75%, 3/5/20, Term B	16,843,219
	Retail – 0.3%
3,500	Advantage Sales & Marketing, 8.25%, 6/17/18	3,511,375
7,444	American Builders & Contractors Supply Co., Inc., 3.50%, 4/16/20, Term B	7,433,865
		10,945,240
	Semiconductors – 0.4%
14,813	Freescale Semiconductor, Inc., 4.25%, 2/28/20, Term B4	14,847,014
	Software – 0.9%
	First Data Corp.,
9,500	3.654%, 3/24/17, Term B	9,507,638
12,000	4.154%, 3/24/18, Term C1	12,039,816
8,717	SunGard Data Systems, Inc., 4.00%, 3/8/20, Term E	8,759,132
		30,306,586
	Technology Hardware, Storage & Peripherals – 0.8%
28,524	Dell International LLC, 4.50%, 4/29/20, Term B	28,696,943
	Telecommunications – 2.3%
25,550	Intelsat Jackson Holdings, 3.75%, 6/30/19, Term B2	25,626,211
9,900	Light Tower Fiber LLC, 4.00%, 4/13/20, Term B	9,900,000
4,848	Syniverse Holdings, Inc., 4.00%, 4/23/19, Term B	4,854,423
39,502	Univision Communications, Inc., 4.00%, 3/1/20, Term C4	39,520,026
		79,900,660
	Transportation – 0.4%
4,196	Commercial Barge Line Co., 7.50%, 9/23/19, Term B (b)(l)
	(acquisition cost-$4,111,722; purchased 3/20/13)	4,227,102
10,000	Maxim Crane Works LP, 10.25%, 11/26/18, Term B	10,262,500
		14,489,602
Total Senior Loans (cost-$1,042,834,818)		1,054,844,814
Mortgage-Backed Securities – 27.9%
	Adjustable Rate Mortgage Trust, CMO (n),
7,515	3.155%, 3/25/37	6,044,961
2,073	4.782%, 11/25/37 (a)(d)	1,552,862
778	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	533,425
6,746	American Home Mortgage Investment Trust, 6.10%, 1/25/37, CMO (a)(d)	4,410,023
	Banc of America Alternative Loan Trust, CMO,
325	6.00%, 7/25/35	306,924
2,130	6.00%, 11/25/35	1,887,146
2,960	6.00%, 4/25/36	2,502,272
3,689	6.00%, 7/25/46	3,032,402
6,224	6.50%, 2/25/36	5,123,811
990	16.606%, 9/25/35 (b)(n)	1,229,910
	Banc of America Funding Corp., CMO,
6,337	2.583%, 9/20/46 (n)	5,354,541
7,748	5.875%, 8/26/36 (a)(d)(n)	4,395,376
10,052	6.00%, 10/25/37	7,180,547

30	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Banc of America Funding Trust, CMO (n),
$4,444	0.362%, 4/25/37	$3,031,043
2,203	4.85%, 9/20/37	1,456,290
10,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.861%, 7/10/42 (a)(d)(k)(n)	10,447,135
	Banc of America Mortgage Trust, CMO,
4,722	5.75%, 10/25/36	4,106,496
2,880	5.75%, 5/25/37	2,246,728
573	6.00%, 10/25/36	504,849
	BCAP LLC Trust, CMO (a)(d),
5,976	0.322%, 9/26/35 (n)	5,844,817
6,735	0.332%, 5/26/36 (n)	3,440,088
7,934	0.652%, 5/26/35 (n)	4,162,723
9,751	2.624%, 7/26/36 (n)	8,168,698
4,751	2.832%, 3/26/37 (n)	3,755,874
9,416	4.507%, 11/27/35 (n)	7,540,031
9,154	4.85%, 3/27/37 (n)	6,194,552
2,071	5.121%, 7/26/36 (n)	1,644,899
15,688	5.50%, 12/26/35 (n)	10,778,640
4,896	8.226%, 10/26/37 (n)	4,495,900
2,445	12.797%, 11/26/35 (n)	2,411,270
7,430	12.852%, 6/26/37 (g)(n)	6,174,163
920	17.00%, 7/26/36	948,788
2,658	Bear Stearns Adjustable Rate Mortgage Trust, 2.904%, 2/25/36, CMO (n)	2,122,414
	Bear Stearns ALT-A Trust, CMO (n),
6,339	0.492%, 8/25/36	4,397,300
7,045	0.652%, 1/25/36	5,404,183
4,824	2.352%, 3/25/36	3,447,872
11,915	2.421%, 4/25/37	8,913,874
8,719	2.642%, 8/25/46	6,453,649
2,725	2.789%, 5/25/36	1,619,914
9,514	4.928%, 9/25/35	7,722,502
7,802	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	6,450,373
€10,000	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.423%, 3/18/49, CMO (n)	12,271,665
$21,607	Chase Mortgage Finance Trust, 4.732%, 1/25/36, CMO (k)(n)	20,644,593
	Citigroup Mortgage Loan Trust, Inc., CMO,
8,734	2.409%, 8/25/37 (n)	6,165,571
7,279	2.679%, 7/25/36 (n)	4,704,080
6,375	3.473%, 3/25/37 (n)	5,112,017
1,969	3.684%, 7/25/46 (n)	1,612,348
1,701	5.354%, 4/25/37 (n)	1,520,142
4,459	5.50%, 12/25/35 (a)(d)	3,100,937
1,915	6.50%, 9/25/36 (a)(d)	1,428,640
2,850	Commercial Mortgage Trust, 6.16%, 6/10/36 (a)(d)(n)	2,845,060
	Countrywide Alternative Loan Trust, CMO,
577	0.343%, 3/20/47 (n)	469,429
479	0.455%, 11/20/35 (n)	403,045
2,760	0.852%, 10/25/35 (n)	2,213,120
6,451	2.565%, 3/25/47 (n)	5,924,157

June 30, 2014	| Semi-Annual Report	31

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$16,368	5.483%, 5/25/36 (k)(n)	$14,421,563
4,389	5.50%, 11/25/35	3,707,225
17,020	5.50%, 12/25/35 (k)	15,978,040
7,481	5.50%, 2/25/36	6,727,879
4,207	5.50%, 5/25/36	3,859,509
3,578	5.50%, 5/25/37	3,034,849
961	6.00%, 3/25/35	822,126
1,372	6.00%, 4/25/36	1,177,146
2,835	6.00%, 1/25/37	2,535,635
12,173	6.00%, 2/25/37	10,294,473
28,884	6.00%, 4/25/37 (k)	24,365,819
16,456	6.00%, 8/25/37 (k)	13,750,118
1,267	6.25%, 12/25/36 (n)	1,060,909
2,075	6.50%, 9/25/37	1,700,527
300	19.382%, 7/25/35 (b)(n)	411,999
1,345	Countrywide Asset-Backed Certificates, 0.392%, 4/25/36, CMO (n)	1,068,481
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
50,235	2.022%, 3/25/46 (k)(n)	40,646,612
12,143	2.418%, 3/20/36 (n)	12,456,907
9,315	6.00%, 1/25/38	8,657,268
698	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	553,701
	Credit Suisse Mortgage Capital Certificates, CMO (a)(d),
23,376	2.385%, 10/26/36 (n)	15,336,230
7,946	2.69%, 4/28/37 (n)	5,102,968
32,140	5.75%, 5/26/37	28,285,279
5,837	6.054%, 12/29/37 (n)	3,102,896
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
790	6.00%, 7/25/36	635,459
841	6.50%, 10/25/21	754,444
5,696	6.50%, 5/25/36	4,204,978
5,226	6.75%, 8/25/36	4,198,255
4,307	CSMC Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	3,462,510
	Debussy DTC 1, CMO (a)(d),
£55,000	5.93%, 7/12/25	97,656,751
10,000	8.25%, 7/12/25	17,282,574
$15,163	Deutsche ALT-A Securities, Inc., 0.452%, 4/25/37, CMO (n)	8,602,456
1,618	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.50%, 12/25/35, CMO	1,392,209
	First Horizon Alternative Mortgage Securities Trust, CMO, PO,
50	zero coupon, 2/25/20	43,401
54	zero coupon, 5/25/20	47,037
37	zero coupon, 6/25/20	33,769
313	zero coupon, 3/25/35	217,431
6,443	GSC Capital Corp. Mortgage Trust, 0.332%, 5/25/36, CMO (n)	4,681,812
9,682	GSR Mortgage Loan Trust, 5.50%, 11/25/35, CMO (k)	9,521,220
	Harborview Mortgage Loan Trust, CMO (n),
1,934	2.551%, 6/19/45	1,300,728
1,637	4.901%, 6/19/36	1,163,498
8,181	HomeBanc Mortgage Trust, 2.304%, 4/25/37, CMO (n)	4,917,822

32	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$18,852	HSI Asset Loan Obligation Trust, 6.00%, 6/25/37, CMO (k)	$16,753,042
12,960	Impac Secured Assets Trust, 0.322%, 1/25/37, CMO (k)(n)	10,773,653
	IndyMac Index Mortgage Loan Trust, CMO (n),
2,472	0.332%, 2/25/37	1,728,490
469	0.362%, 11/25/36	414,411
2,083	2.794%, 6/25/36	1,616,899
4,863	Jefferies Resecuritization Trust, 6.00%, 12/26/36, CMO (a)(d)	1,993,629
	JPMorgan Alternative Loan Trust, CMO,
14,900	0.651%, 6/27/37 (a)(d)(n)	12,533,822
1,771	2.557%, 5/25/36 (n)	1,407,496
1,890	3.09%, 11/25/36 (n)	1,579,541
2,350	6.00%, 12/25/35	2,168,365
10,975	JPMorgan Chase Commercial Mortgage Securities Trust, 5.789%, 6/12/41 (k)(n)	10,884,215
	JPMorgan Resecuritization Trust, CMO (a)(d),
8,902	2.615%, 3/21/37 (n)	6,763,879
7,061	5.372%, 4/26/36 (n)	3,700,637
3,587	6.00%, 9/26/36	2,184,435
5,457	Lavendar Trust, 6.25%, 10/26/36, CMO (a)(d)	4,014,513
9,621	Lehman Mortgage Trust, 6.00%, 1/25/38, CMO	9,589,160
1,072	Lehman XS Trust, 1.052%, 8/25/47, CMO (n)	789,667
3,353	MASTR Adjustable Rate Mortgages Trust, 0.852%, 2/25/36, CMO (n)	2,432,109
6,608	Merrill Lynch Alternative Note Asset Trust Series, 6.00%, 5/25/37, CMO	5,307,655
19,461	Merrill Lynch Mortgage Investors Trust, 2.778%, 3/25/36, CMO (n)	13,665,789
10,000	Morgan Stanley Capital I, Inc., 5.862%, 7/12/44, CMO (k)(n)	10,122,040
4,117	Morgan Stanley Mortgage Loan Trust, 2.902%, 11/25/37, CMO (n)	3,340,512
8,505	Morgan Stanley Re-Remic Trust, 0.45%, 2/26/37, CMO (a)(d)(n)	5,503,626
19	PHH Alternative Mortgage Trust, zero coupon, 2/25/37, CMO, PO	14,153
	RBSSP Resecuritization Trust, CMO (a)(d),
8,493	2.962%, 9/26/35 (n)	5,098,679
5,131	5.50%, 5/26/36	3,957,852
1,500	49.921%, 6/26/37 (n)	910,944
	Residential Accredit Loans, Inc., CMO,
1,248	0.302%, 2/25/37 (n)	970,634
4,522	5.75%, 1/25/34	4,709,209
6,116	6.00%, 12/25/35	5,159,566
3,078	6.00%, 4/25/36	2,560,995
8,443	6.00%, 5/25/36	7,186,364
3,160	6.00%, 6/25/36	2,582,608
6,031	6.00%, 8/25/36	4,859,321
6,794	6.00%, 11/25/36	5,403,387
5,578	6.00%, 3/25/37	4,655,985
9,253	6.25%, 2/25/37	7,566,359
2,375	6.50%, 9/25/37	1,868,490
	Residential Asset Securitization Trust, CMO,
6,349	5.50%, 9/25/35	5,577,636
1,301	6.00%, 2/25/36	1,037,835
2,261	6.00%, 5/25/36	2,085,181
393	6.00%, 2/25/37	316,754
4,799	6.00%, 3/25/37	3,759,577

June 30, 2014	| Semi-Annual Report	33

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Residential Funding Mortgage Securities I, CMO,
$10,710	5.50%, 3/25/36	$9,801,896
2,398	6.00%, 10/25/36	2,129,368
11,377	Salomon Brothers Mortgage Securities VII, Inc., 8.20%, 7/18/33 (n)	11,508,046
	Sequoia Mortgage Trust, CMO (n),
1,345	0.935%, 2/20/34	1,345,636
1,439	1.961%, 9/20/32	1,395,087
26,770	5.353%, 6/20/37 (k)	24,658,295
2,553	Structured Adjustable Rate Mortgage Loan Trust, 2.501%, 4/25/36, CMO (n)	2,231,598
	Structured Asset Mortgage Investments II Trust, CMO (n),
19	0.362%, 5/25/46	14,218
16,483	1.614%, 2/25/36 (k)	14,271,075
14,578	Structured Asset Securities Corp., 5.50%, 10/25/35, CMO	12,745,813
8,420	Suntrust Adjustable Rate Mortgage Loan Trust, 6.009%, 2/25/37, CMO (n)	7,332,306
	WaMu Mortgage Pass-Through Certificates, CMO (n),
535	2.201%, 7/25/46	489,448
5,379	2.412%, 8/25/36	4,774,474
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
3,919	0.392%, 1/25/47 (n)	2,609,243
14,757	1.14%, 6/25/46 (n)	8,980,717
5,342	4.822%, 9/25/36	3,166,283
3,470	5.75%, 11/25/35	3,035,143
13,072	5.967%, 5/25/36	9,445,671
18,467	6.221%, 7/25/36	10,285,582
3,178	6.449%, 7/25/36	1,769,742
8,663	Wells Fargo Mortgage Loan Trust, 2.764%, 3/27/37, CMO (a)(d)(n)	5,833,709
Total Mortgage-Backed Securities (cost-$907,499,133)		962,401,046
Asset-Backed Securities – 24.8%
	Accredited Mortgage Loan Trust (n),
16,200	0.412%, 9/25/36 (k)	13,130,327
4,520	0.43%, 4/25/36	3,774,901
3,900	0.62%, 9/25/35	3,193,632
	ACE Securities Corp. Home Equity Loan Trust (n),
1,300	0.452%, 2/25/36	1,147,838
8,102	0.772%, 2/25/36	6,503,030
2,700	0.802%, 7/25/35	2,294,862
	Aegis Asset-Backed Securities Trust (n),
10,700	0.582%, 12/25/35	7,190,678
3,300	0.632%, 6/25/35	2,217,026
4,100	1.152%, 3/25/35	3,641,112
3,301	Aircraft Certificate Owner Trust, 7.001%, 9/20/22 (a)(d)(g)	3,503,068
20,042	Ameriquest Mortgage Securities Trust, 0.542%, 3/25/36 (k)(n)	16,878,523
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (n),
7,000	0.762%, 9/25/35	4,327,645
2,868	0.932%, 5/25/34	2,557,703
1,064	2.10%, 9/25/32	862,261
1,115	Amortizing Residential Collateral Trust, 1.277%, 8/25/32 (n)	990,324
42,853	Anthracite CDO I Ltd., 6.00%, 5/24/37 (a)(d)	44,567,120

34	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Argent Securities Trust (n),
$1,591	0.242%, 7/25/36	$662,888
21,396	0.302%, 7/25/36	8,984,259
11,084	0.302%, 9/25/36	4,543,067
8,199	0.342%, 3/25/36	4,411,599
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates (n),
4,411	0.382%, 1/25/36	2,974,677
22,751	0.472%, 1/25/36	15,416,573
9,031	1.427%, 11/25/34	6,785,103
	Asset Backed Funding Certificates (n),
4,400	0.702%, 7/25/35	3,249,321
2,080	1.202%, 3/25/34	1,625,109
	Asset-Backed Securities Corp. Home Equity Loan Trust (n),
5,150	0.602%, 11/25/35	4,527,643
1,069	3.151%, 8/15/33	966,826
	Bear Stearns Asset-Backed Securities Trust,
8,776	0.302%, 6/25/36 (n)	8,337,237
1,106	1.652%, 10/27/32 (n)	1,015,178
1,179	3.945%, 10/25/36 (n)	1,039,757
1,348	6.00%, 12/25/35, CMO	1,107,878
	Carrington Mortgage Loan Trust (n),
1,570	0.232%, 10/25/36	920,253
7,400	0.412%, 2/25/37	5,269,932
4,400	1.202%, 5/25/35	3,122,671
9,213	Centex Home Equity, 0.632%, 10/25/35 (n)	7,903,298
	Citigroup Mortgage Loan Trust, Inc.,
650	0.352%, 1/25/37 (n)	553,160
663	0.372%, 12/25/36 (n)	374,786
7,000	0.562%, 10/25/35 (n)	6,004,838
4,296	5.727%, 5/25/36	2,915,592
	Countrywide Asset-Backed Certificates (n),
262	0.252%, 5/25/47	260,451
13,600	0.292%, 7/25/37	10,374,243
9,020	0.302%, 3/25/47	7,617,502
21,787	0.312%, 5/25/36 (k)	20,049,256
19,618	0.322%, 3/25/37 (k)	16,886,844
3,845	0.322%, 5/25/37	3,414,894
7,700	0.432%, 1/25/45	5,613,100
10,000	0.59%, 4/25/36	7,765,000
3,022	0.602%, 3/25/47 (a)(d)	2,053,252
7,400	0.61%, 5/25/36	6,120,607
7,200	0.79%, 10/25/35	5,637,125
4,500	0.80%, 7/25/35	4,006,422
6,900	0.88%, 7/25/35	5,768,421
1,486	0.902%, 3/25/34	1,428,252
10,753	1.05%, 4/25/35 (k)	9,208,923
3,200	1.052%, 4/25/35	2,491,158
4,300	1.15%, 2/25/35	3,700,954
359	5.689%, 10/25/46	308,450

June 30, 2014	| Semi-Annual Report	35

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$3,000	Credit-Based Asset Servicing and Securitization LLC, 0.78%, 7/25/35 (n)	$1,987,260
708	Encore Credit Receivables Trust, 0.842%, 7/25/35 (n)	597,578
8,847	Fieldstone Mortgage Investment Trust, 0.32%, 7/25/36 (n)	4,982,204
	First Franklin Mortgage Loan Trust (n),
6,825	0.392%, 4/25/36	4,456,725
6,600	0.602%, 11/25/36	5,429,998
1,800	0.962%, 4/25/35 (a)(d)	1,688,018
2,960	1.052%, 1/25/35	2,405,785
	Fremont Home Loan Trust (n),
4,832	0.302%, 1/25/37	2,214,737
2,800	0.642%, 7/25/35	2,468,676
5,158	GSAA Trust, 5.058%, 5/25/35	4,658,541
	GSAMP Trust (n),
283	0.212%, 1/25/37	167,268
1,564	0.242%, 1/25/37	925,224
12,472	0.302%, 6/25/36 (k)	11,119,107
1,505	0.312%, 5/25/46	1,292,394
9,600	0.422%, 4/25/36	5,932,685
1,287	1.802%, 10/25/34	1,119,767
1,122	2.702%, 10/25/33	1,051,475
	Home Equity Asset Trust (n),
3,800	1.247%, 5/25/35	3,080,067
4,000	1.352%, 7/25/35	3,139,108
8,000	Home Equity Loan Trust, 0.492%, 4/25/37 (n)	4,828,192
7,520	Home Equity Mortgage Loan Asset-Backed Trust, 0.312%, 11/25/36 (n)	4,821,328
	HSI Asset Securitization Corp. Trust (n),
7,392	0.262%, 12/25/36	3,530,156
20,143	0.322%, 12/25/36	9,641,558
2,772	0.442%, 11/25/35	2,604,577
5,830	0.542%, 11/25/35	4,109,456
5,100	IndyMac Residential Asset-Backed Trust, 0.392%, 4/25/47 (n)	2,972,433
6,200	IXIS Real Estate Capital Trust, 0.572%, 2/25/36 (n)	5,140,426
5,000	JPMorgan Mortgage Acquisition Corp., 0.542%, 5/25/35 (n)	3,760,910
	JPMorgan Mortgage Acquisition Trust,
2,668	0.30%, 7/25/36 (n)	1,348,464
2,947	0.392%, 8/25/36 (n)	2,371,053
19,510	5.125%, 10/25/36 (k)	15,318,381
2,000	5.661%, 11/25/36	1,973,725
19,579	Lehman XS Trust, 5.245%, 5/25/37 (k)(n)	14,541,831
1,498	Long Beach Mortgage Loan Trust, 0.802%, 9/25/34 (n)	1,234,206
	MASTR Asset-Backed Securities Trust (n),
4,951	0.322%, 10/25/36	4,201,092
11,850	0.332%, 2/25/36	6,823,735
4,741	0.392%, 6/25/36	2,657,175
	Merrill Lynch Mortgage Investors Trust (n),
4,000	0.462%, 8/25/36	3,473,920
3,700	0.632%, 5/25/36	3,310,198
3,867	0.702%, 9/25/36	2,296,135

36	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$863	Merrill Lynch Mortgage Investors Trust Series, 0.342%, 4/25/47 (n)	$526,548
	Morgan Stanley ABS Capital I, Inc. Trust (n),
6	0.222%, 10/25/36	3,423
12,986	0.292%, 10/25/36	7,848,783
10,733	0.302%, 6/25/36	7,896,872
9,763	0.302%, 9/25/36	5,520,842
12,032	0.302%, 11/25/36	8,010,447
6,500	0.582%, 9/25/35	5,626,764
400	0.622%, 7/25/35	352,512
3,549	2.102%, 5/25/34	2,866,210
26,137	Morgan Stanley Capital I, Inc., 0.442%, 1/25/36 (k)(n)	23,338,639
	Morgan Stanley Home Equity Loan Trust (n),
4,683	0.312%, 4/25/36	3,384,931
800	0.622%, 8/25/35	765,712
929	New Century Home Equity Loan Trust, 3.152%, 1/25/33 (n)	813,651
6,004	Nomura Asset Acceptance Corp., 0.482%, 10/25/36 (n)	2,494,713
	Option One Mortgage Loan Trust (n),
975	0.292%, 1/25/37	572,183
1,170	0.372%, 1/25/37	690,145
929	0.402%, 3/25/37	531,564
3,847	0.482%, 4/25/37	2,303,708
13,200	0.612%, 11/25/35 (k)	9,760,872
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (n),
2,900	0.642%, 8/25/35	2,247,810
10,713	0.642%, 9/25/35 (k)	8,646,269
30,950	0.702%, 7/25/35 (k)	23,937,906
4,427	0.982%, 1/25/36	3,995,728
10,978	1.032%, 1/25/36	7,831,019
9,329	1.952%, 12/25/34	7,586,143
	Popular ABS Mortgage Pass-Through Trust (n),
7,000	0.542%, 2/25/36	5,482,624
626	0.842%, 6/25/35	490,888
683	1.302%, 6/25/35	498,867
3,318	Renaissance Home Equity Loan Trust, 5.612%, 4/25/37	1,907,941
	Residential Asset Mortgage Products, Inc. (n),
14,303	0.472%, 1/25/36	10,263,961
6,494	0.632%, 9/25/35	5,571,547
250	0.872%, 2/25/35	223,503
6,139	0.902%, 4/25/34 (a)(d)	4,835,201
7,154	1.022%, 4/25/34 (a)(d)	5,598,522
2,683	1.727%, 4/25/34 (a)(d)	2,432,698
2,337	2.132%, 4/25/34 (a)(d)	2,070,697
	Residential Asset Securities Corp. (n),
17,800	0.412%, 7/25/36 (k)	13,684,765
5,270	0.432%, 4/25/36	4,354,780
10,500	0.482%, 4/25/36	7,652,347
9,275	0.492%, 5/25/37	6,690,902
1,000	0.552%, 12/25/35	906,499

June 30, 2014	| Semi-Annual Report	37

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$3,200	0.562%, 1/25/36	$2,767,763
1,900	1.277%, 2/25/35	1,565,616
66,825	Saxon Asset Securities Trust, 1.902%, 12/25/37 (a)(d)(k)(n)	61,437,875
	Securitized Asset-Backed Receivables LLC Trust (n),
3,649	0.312%, 7/25/36	1,781,807
4,858	0.392%, 7/25/36	2,400,491
21,519	0.402%, 5/25/36	12,584,580
6,113	0.422%, 3/25/36	4,870,876
353	0.812%, 10/25/35	350,297
	Soundview Home Equity Loan Trust (n),
4,829	0.302%, 6/25/37	2,901,369
20,239	0.312%, 11/25/36 (k)	15,846,459
9,994	0.332%, 2/25/37	4,885,654
4,585	0.412%, 2/25/37	2,269,635
4,715	0.432%, 5/25/36	3,996,990
11,468	1.102%, 10/25/37	7,764,719
	Specialty Underwriting & Residential Finance Trust,
879	0.502%, 3/25/37 (n)	480,939
6,300	0.802%, 12/25/35 (n)	5,847,194
4,322	1.952%, 5/25/35 (n)	3,596,588
4,163	5.173%, 2/25/37	2,582,146
	Structured Asset Investment Loan Trust (n),
7,100	0.642%, 8/25/35	6,320,881
1,639	1.052%, 9/25/34	1,572,740
1,100	Structured Asset Securities Corp. Mortgage Loan Trust, 0.322%, 12/25/36 (n)	881,261
	Wells Fargo Home Equity Asset-Backed Securities (n),
5,000	0.482%, 5/25/36	3,936,789
11,800	0.612%, 12/25/35 (k)	10,233,916
Total Asset-Backed Securities (cost-$818,881,253)		852,967,838
Sovereign Debt Obligations – 8.4%
	Brazil – 7.8%
	Brazil Notas do Tesouro Nacional,
BRL 199,670	6.00%, 8/15/50, Ser. B (i)	215,994,652
131,310	10.00%, 1/1/25, Ser. F	52,019,442
		268,014,094
	Costa Rica – 0.1%
$ 5,900	Costa Rica Government International Bond, 7.00%, 4/4/44 (a)(d)(k)	6,159,600
	Greece – 0.2%
	Hellenic Republic Government International Bond,
¥347,000	3.80%, 8/8/17	3,310,059
310,000	4.50%, 7/3/17	2,938,573
		6,248,632
	Russia – 0.3%
	Russian Federation Bond (k),
$2,200	5.00%, 4/29/20	2,356,200
600	5.625%, 4/4/42 (a)(d)	630,000
2,000	5.625%, 4/4/42	2,100,000
600	5.875%, 9/16/43	645,000

38	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Russia (continued)
$4,110	7.50%, 3/31/30	$4,768,175
		10,499,375
Total Sovereign Debt Obligations (cost-$261,990,786)		290,921,701

Shares
Preferred Stock – 2.0%
	Banking – 1.5%
	Ally Financial, Inc.,
40,000	7.00%, 7/30/14, Ser. G (a)(d)(h)	40,301,252
15,000	8.50%, 5/15/16, Ser. A (h)(m)	414,300
30,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(d)(h)(l)(m)
	(acquisition cost-$3,052,500; purchased 3/28/14)	3,122,814
331,800	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (m)	9,058,140
		52,896,506
	Diversified Financial Services – 0.5%
170,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(d)(h)(m)	17,834,071
Total Preferred Stock (cost-$68,218,996)		70,730,577

Principal Amount (000s)
U.S. Government Agency Securities (k) – 1.4%
	Fannie Mae, CMO,
$35,577	3.00%, 1/25/42-1/25/43, IO	4,521,245
4,828	3.50%, 8/25/32, IO	785,373
40,764	5.748%, 10/25/43, IO (n)	8,595,453
3,325	5.848%, 8/25/38, IO (n)	436,805
9,467	5.998%, 2/25/43, IO (n)	1,952,330
8,114	6.488%, 12/25/36, IO (n)	1,394,751
15,015	6.498%, 4/25/37, IO (n)	1,938,759
3,631	8.745%, 10/25/42 (b)(n)	3,480,420
	Freddie Mac, CMO, IO,
38,478	2.50%, 11/15/27	3,931,783
6,391	3.00%, 2/15/33	881,824
9,024	3.50%, 8/15/42	1,628,231
23,190	4.00%, 3/15/27-9/15/39	3,406,307
14,085	5.848%, 8/15/42 (n)	3,051,942
6,694	6.048%, 9/15/41-9/15/42 (n)	1,242,132
5,291	6.348%, 12/15/34 (n)	524,251
	Ginnie Mae, CMO, IO,
3,381	3.50%, 6/20/42	511,744
9,104	4.00%, 3/20/42-9/20/42	1,608,166
18,765	4.50%, 10/16/42	3,711,242
5,652	5.967%, 8/20/42 (n)	1,342,869
884	6.048%, 10/16/42 (n)	158,417
5,596	6.097%, 12/20/40 (n)	1,157,737

June 30, 2014	| Semi-Annual Report	39

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$6,549	6.497%, 1/20/41 (n)	$1,316,789
7,789	6.548%, 8/16/39 (n)	1,227,821
Total U.S. Government Agency Securities (cost-$49,249,141)		48,806,391
Municipal Bonds – 0.6%
	Iowa – 0.1%
1,770	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	1,763,964
	New Jersey – 0.2%
7,015	Economic Dev. Auth. Rev., 6.50%, 9/1/36 (g)	7,115,289
	West Virginia – 0.3%
14,845	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	12,740,573
Total Municipal Bonds (cost-$21,406,061)		21,619,826
U.S. Treasury Obligations (j) – 0.5%
	U.S. Treasury Notes,
9,396	0.25%, 1/31/15	9,405,725
4,843	0.25%, 2/28/15	4,848,390
1,500	0.25%, 3/31/15	1,501,787
Total U.S. Treasury Obligations (cost-$15,744,337)		15,755,902
Short-Term Investments – 4.0%
	U.S. Treasury Obligations (j) – 1.4%
43,324	U.S. Treasury Bills, 0.005%-0.091%, 7/3/14-12/26/14 (o)	43,318,638
	U.S. Treasury Notes,
152	0.25%, 8/31/14	152,050
1,321	0.375%, 11/15/14 (k)	1,322,573
1,844	0.50%, 10/15/14	1,846,486
Total U.S. Treasury Obligations (cost-$46,638,125)		46,639,747
	Repurchase Agreements – 1.3%
23,100	Banc of America Securities LLC,
	dated 6/30/14, 0.14%, due 7/1/14,
	proceeds $23,100,090; collateralized by
	U.S. Treasury Notes, 1.625%, due 6/30/19,
	valued at $23,565,283 including accrued interest	23,100,000
20,500	RBC Capital Markets LLC,
	dated 6/30/14, 0.14%, due 7/1/14,
	proceeds $20,500,080; collateralized by
	U.S. Treasury Notes, 2.625%, due 8/15/20,
	valued at $20,925,973 including accrued interest	20,500,000
Total Repurchase Agreements (cost-$43,600,000)		43,600,000
	U.S. Government Agency Securities (o) – 1.3%
	Fannie Mae Discount Notes,
4,500	0.071%, 11/12/14	4,499,163
13,900	0.076%, 11/19/14	13,897,276
1,900	0.081%, 11/17/14	1,899,633
16,500	Federal Home Loan Bank Discount Notes, 0.101%, 2/25/15	16,491,238
	Freddie Mac Discount Notes,
800	0.076%, 10/16/14	799,905

40	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Government Agency Securities (continued)
$5,800	0.081%, 1/13/15	$5,798,772
Total U.S. Government Agency Securities (cost-$43,381,148)		43,385,987
Total Short-Term Investments (cost-$133,619,273)		133,625,734
Total Investments (cost-$5,701,892,401) – 171.7%		5,912,557,846
Liabilities in excess of other assets – (71.7)%		(2,469,817,292)
Net Assets – 100.0%		$3,442,740,554

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,684,669,997, representing 78.0% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after June 30, 2014.

(f)	In default.

(g)	Fair-Valued–Securities with an aggregate value of $94,343,229, representing 2.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	Inflationary Bonds — Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $316,711,020. The aggregate value is $331,568,787, representing 9.6% of net assets.

(m)	Dividend rate is fixed until the first call date and variable thereafter.

(n)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(o)	Rates reflect the effective yields at purchase date.

(p)	Total return swap agreements on convertible securities outstanding at June 30, 2014:

Swap Counterparty	Pay/ Receive	Underlying Asset	# of Units	Financing Rate	Maturity Date	Notional Amount	Upfront Premiums Paid	Unrealized Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	6,853	Not Applicable, Fully Funded	2/11/15	$2,863,051	$2,863,051	$1,475,687	$4,338,738	$–

June 30, 2014	| Semi-Annual Report	41

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

(q)	Credit default swap agreements outstanding at June 30, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Gazprom	$10,000	2.29%	3/20/19	1.00%	$(560,437)	$(875,710)	$315,273
Russian Federation Government International Bond	1,900	2.19%	6/20/24	1.00%	(182,938)	(188,016)	5,078
Russian Federation Government International Bond	400	2.19%	6/20/24	1.00%	(38,513)	(34,967)	(3,546)
Russian Federation Government International Bond	1,000	2.20%	9/20/24	1.00%	(98,856)	(101,648)	2,792
Barclays Bank:
Community Health Systems	1,200	2.81%	6/20/19	5.00%	121,900	85,382	36,518
Russian Federation Government International Bond	1,700	1.72%	6/20/19	1.00%	(56,557)	(105,141)	48,584
Russian Federation Government International Bond	4,900	2.19%	6/20/24	1.00%	(471,788)	(574,048)	102,260
Russian Federation Government International Bond	1,000	2.20%	9/20/24	1.00%	(98,856)	(82,701)	(16,155)
BNP Paribas:
Petrobras International Finance Co.	20,000	2.07%	3/20/19	1.00%	(943,868)	(1,734,948)	791,080
Citigroup:
Community Health Systems	4,100	2.81%	6/20/19	5.00%	416,494	376,601	39,893
Gazprom	15,000	2.29%	3/20/19	1.00%	(840,657)	(1,275,616)	434,959
Russian Federation Government International Bond	7,900	1.72%	6/20/19	1.00%	(262,817)	(489,374)	226,557
Russian Federation Government International Bond	3,900	2.19%	6/20/24	1.00%	(375,505)	(434,094)	58,589
Russian Federation Government International Bond	2,600	2.20%	9/20/24	1.00%	(257,027)	(225,597)	(31,430)
Goldman Sachs:
Altice S.A.	€4,400	3.30%	6/20/19	5.00%	473,592	234,079	239,513
Community Health Systems	$900	2.81%	6/20/19	5.00%	91,426	70,382	21,044
Petrobras International Finance Co.	15,000	2.07%	3/20/19	1.00%	(707,901)	(1,294,609)	586,708
Russian Federation Government International Bond	3,300	1.72%	6/20/19	1.00%	(109,785)	(204,114)	94,329
Russian Federation Government International Bond	400	2.19%	6/20/24	1.00%	(38,513)	(45,249)	6,736

42	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase:
Gazprom	$15,000	2.29%	3/20/19	1.00%	$(840,657)	$(1,294,609)	$453,952
Russian Federation Government International Bond	700	2.19%	6/20/24	1.00%	(67,398)	(64,319)	(3,079)
Morgan Stanley:
Gazprom	10,000	2.29%	3/20/19	1.00%	(560,437)	(875,710)	315,273

					$(5,409,098)	$(9,134,026)	$3,724,928

Centrally cleared sell protection swap agreements:

Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Unrealized Appreciation
Citigroup (ICE):
Dow Jones CDX.HY-22 5-Year Index	$76,032	1.09%	6/20/19	5.00%	$6,700,379	$1,329,862
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-20 5-Year Index	126,324	1.10%	6/20/18	5.00%	12,206,407	5,105,343
Dow Jones CDX.HY-21 5-Year Index	27,324	1.09%	12/20/18	5.00%	2,532,765	647,619
Dow Jones CDX.HY-22 5-Year Index	40,986	1.09%	6/20/19	5.00%	3,611,923	276,791
UBS (ICE):
Dow Jones CDX.HY-19 5-Year Index	78,705	1.09%	12/20/17	5.00%	7,351,266	5,548,773
Dow Jones CDX.HY-20 5-Year Index	19,602	1.10%	6/20/18	5.00%	1,894,097	846,615
Dow Jones CDX.HY-22 5-Year Index	7,425	1.09%	6/20/19	5.00%	654,334	157,787

					$34,951,171	$13,912,790

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)	Interest rate swap agreements outstanding at June 30, 2014:

Centrally cleared swap agreements:

Broker (Exchange)	Notional Amount (000s)	Termination Date	Rate Type			Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received	Value
Credit Suisse First Boston (CME)	$182,200	12/17/24	3.00%	3-Month USD-LIBOR	$(3,392,387)	$(2,370,245)
Morgan Stanley (CME)	AUD150,000	3/6/19	3-Month USD-LIBOR	3.63%	2,853,946	2,853,946
Morgan Stanley (CME)	175,000	3/6/19	3-Month USD-LIBOR	3.64%	3,358,568	3,358,568
Morgan Stanley (CME)	CAD102,200	6/19/24	3-Month USD-LIBOR	3.30%	5,539,223	792,707
Morgan Stanley (CME)	46,900	6/20/44	3.50%	3-Month USD-LIBOR	(2,133,131)	(461,633)
Morgan Stanley (CME)	$282,600	12/17/44	3.50%	3-Month USD-LIBOR	(6,484,520)	(6,755,816)
UBS (CME)	171,000	3/20/23	3-Month USD-LIBOR	2.00%	(5,403,302)	(4,733,737)

					$(5,661,603)	$(7,316,210)

June 30, 2014	| Semi-Annual Report	43

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

(s)	Forward foreign currency contracts outstanding at June 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
1,156,000 Australian Dollar settling 7/2/14	Citigroup	$1,078,340	$1,090,050	$11,710
2,312,163 Brazilian Real settling 7/2/14	Bank of America	1,049,790	1,046,464	(3,326)
5,432,895 Brazilian Real settling 7/2/14	Barclays Bank	2,466,695	2,458,880	(7,815)
6,773,825 Brazilian Real settling 7/2/14	BNP Paribas	3,075,517	3,065,773	(9,744)
33,525,629 Brazilian Real settling 7/2/14	Credit Suisse First Boston	14,829,000	15,173,401	344,401
45,247,486 Brazilian Real settling 7/2/14	Goldman Sachs	19,968,000	20,478,609	510,609
95,924,627 Brazilian Real settling 7/2/14	JPMorgan Chase	42,822,310	43,414,631	592,321
8,686,571 Brazilian Real settling 7/2/14	Morgan Stanley	3,943,960	3,931,465	(12,495)
71,382,581 Brazilian Real settling 7/2/14	UBS	32,409,799	32,307,120	(102,679)
722,000 British Pound settling 8/5/14	Barclays Bank	1,230,077	1,235,303	5,226
12,100,000 British Pound settling 7/2/14	Citigroup	20,414,386	20,707,938	293,552
71,858,297 British Pound settling 7/2/14	Deutsche Bank	122,123,175	122,978,275	855,100
1,057,000 British Pound settling 8/5/14	Goldman Sachs	1,799,404	1,808,470	9,066
1,372,000 British Pound settling 7/2/14	JPMorgan Chase	2,327,000	2,348,041	21,041
13,212,000 Euro settling 8/21/14	Bank of America	17,983,012	18,094,603	111,591
3,910,000 Euro settling 8/13/14	BNP Paribas	5,306,359	5,354,811	48,452
16,495,000 Euro settling 8/21/14	Citigroup	22,479,733	22,590,863	111,130
5,750,000 Euro settling 8/21/14	Deutsche Bank	7,829,269	7,874,960	45,691
11,184,000 Euro settling 8/21/14	Royal Bank of Canada	15,173,635	15,317,139	143,504
658,821,569 Japanese Yen settling 7/2/14	JPMorgan Chase	6,487,114	6,503,347	16,233
Sold:
2,430,000 Australian Dollar settling 7/2/14	BNP Paribas	2,253,368	2,291,368	(38,000)
1,836,618 Australian Dollar settling 8/5/14	Goldman Sachs	1,724,000	1,727,632	(3,632)
2,312,163 Brazilian Real settling 7/2/14	Bank of America	1,029,000	1,046,464	(17,464)
5,432,895 Brazilian Real settling 7/2/14	Barclays Bank	2,399,000	2,458,880	(59,880)
469,896 Brazilian Real settling 1/5/15	Barclays Bank	198,915	202,115	(3,200)
6,773,825 Brazilian Real settling 7/2/14	BNP Paribas	3,028,220	3,065,773	(37,553)
122,504,889 Brazilian Real settling 1/5/15	Citigroup	51,884,668	52,692,655	(807,987)
33,525,629 Brazilian Real settling 7/2/14	Credit Suisse First Boston	15,221,625	15,173,401	48,224
133,036,691 Brazilian Real settling 10/2/14	Credit Suisse First Boston	57,435,000	58,664,619	(1,229,619)
35,281,834 Brazilian Real settling 1/5/15	Credit Suisse First Boston	14,829,000	15,175,668	(346,668)
6,217,116 Brazilian Real settling 7/2/14	Goldman Sachs	2,734,000	2,813,811	(79,811)
39,030,370 Brazilian Real settling 7/2/14	Goldman Sachs	17,720,939	17,664,797	56,142
2,307,048 Brazilian Real settling 8/4/14	Goldman Sachs	1,039,000	1,034,388	4,612
208,827,648 Brazilian Real settling 10/2/14	Goldman Sachs	90,152,851	92,085,833	(1,932,982)
47,609,700 Brazilian Real settling 1/5/15	Goldman Sachs	19,968,000	20,478,215	(510,215)
22,032,036 Brazilian Real settling 7/2/14	JPMorgan Chase	10,003,194	9,971,503	31,691
73,892,591 Brazilian Real settling 7/2/14	JPMorgan Chase	30,815,007	33,443,128	(2,628,121)
95,924,627 Brazilian Real settling 8/4/14	JPMorgan Chase	42,433,034	43,008,778	(575,744)
8,686,571 Brazilian Real settling 7/2/14	Morgan Stanley	3,601,547	3,931,465	(329,918)
71,382,581 Brazilian Real settling 7/2/14	UBS	31,708,681	32,307,120	(598,439)
72,015,642 British Pound settling 7/2/14	Bank of America	121,130,310	123,247,556	(2,117,246)
617,000 British Pound settling 7/2/14	Barclays Bank	1,031,090	1,055,934	(24,844)
1,161,000 British Pound settling 7/2/14	Citigroup	1,948,088	1,986,935	(38,847)
1,016,339 British Pound settling 8/5/14	Citigroup	1,728,000	1,738,902	(10,902)
2,896,000 British Pound settling 7/2/14	Deutsche Bank	4,861,003	4,956,214	(95,211)
71,858,297 British Pound settling 8/5/14	Deutsche Bank	122,092,132	122,945,666	(853,534)
1,218,655 British Pound settling 7/2/14	Goldman Sachs	2,054,000	2,085,605	(31,605)
405,654 British Pound settling 8/5/14	Goldman Sachs	690,000	694,053	(4,053)
2,502,000 British Pound settling 7/2/14	JPMorgan Chase	4,208,306	4,281,922	(73,616)
4,920,000 British Pound settling 7/2/14	Royal Bank of Canada	8,260,628	8,420,087	(159,459)
397,000 Canadian Dollar settling 9/18/14	Barclays Bank	364,999	371,343	(6,344)
3,678,000 Euro settling 8/21/14	Bank of America	4,979,462	5,037,235	(57,773)
51,901,614 Euro settling 8/21/14	Barclays Bank	70,869,615	71,082,282	(212,667)

44	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2014	Unrealized Appreciation (Depreciation)
4,791,000 Euro settling 8/21/14	BNP Paribas	$6,543,801	$6,561,553	$(17,752)
2,446,000 Euro settling 8/13/14	Citigroup	3,351,714	3,349,838	1,876
50,127,000 Euro settling 8/21/14	Citigroup	68,183,544	68,651,845	(468,301)
5,205,066 Euro settling 8/21/14	Goldman Sachs	7,067,388	7,128,641	(61,253)
1,267,868 Euro settling 8/21/14	JPMorgan Chase	1,720,000	1,736,420	(16,420)
623,800,000 Japanese Yen settling 7/2/14	Barclays Bank	6,080,484	6,157,643	(77,159)
35,021,569 Japanese Yen settling 7/2/14	Goldman Sachs	343,000	345,704	(2,704)
658,821,569 Japanese Yen settling 8/5/14	JPMorgan Chase	6,488,577	6,504,990	(16,413)

				$(10,419,223)

(t)	At June 30, 2014, the Fund pledged cash collateral of $234,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(u)	Open reverse repurchase agreements at June 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(1.875)%	4/25/14	4/24/16	$4,229,190	$4,244,000
	(0.75)	4/11/14	4/10/16	4,055,145	4,062,000
	(0.50)	5/15/14	5/13/16	1,118,270	1,119,000
	(0.50)	5/28/14	5/22/16	2,587,777	2,589,000
	(0.40)	6/17/14	6/16/16	28,202,612	28,207,000
	(0.25)	5/9/14	5/9/16	626,769	627,000
	0.35	6/26/14	7/25/14	1,390,208	1,390,141
	0.45	4/3/14	7/3/14	10,543,717	10,532,000
	0.45	4/9/14	7/9/14	32,270,446	32,237,000
	0.45	5/7/14	8/8/14	13,380,193	13,371,000
	0.45	5/9/14	8/12/14	531,352	531,000
	0.45	5/15/14	8/15/14	968,569	968,000
	0.45	6/16/14	7/16/14	5,010,294	5,009,361
	0.45	6/30/14	10/3/14	10,978,000	10,978,000
	0.50	5/5/14	8/5/14	31,575,978	31,551,000
	0.50	5/7/14	8/8/14	3,405,600	3,403,000
	0.50	5/13/14	8/13/14	3,891,647	3,889,000
	0.50	5/30/14	9/3/14	1,185,527	1,185,000
	0.50	6/9/14	9/9/14	13,713,189	13,709,000
	0.50	6/16/14	7/16/14	7,135,486	7,134,000
	0.50	6/19/14	7/24/14	561,062	561,000
	0.50	6/23/14	7/23/14	3,602,878	3,602,878
	0.50	6/23/14	7/24/14	561,062	561,000
	0.50	6/27/14	7/16/14	1,355,282	1,355,000
	0.55	5/1/14	8/4/14	630,587	630,000
	0.55	5/2/14	8/4/14	3,580,279	3,577,000
	0.55	6/4/14	7/9/14	7,417,058	7,414,000
	0.55	6/12/14	7/14/14	16,551,718	16,546,951
	0.55	6/19/14	9/19/14	1,924,353	1,924,000
	0.60	5/7/14	7/15/14	39,965,294	39,928,803
	0.60	5/15/14	8/15/14	3,153,468	3,151,000
	0.60	6/9/14	9/9/14	2,478,909	2,478,000
	0.60	6/26/14	7/25/14	5,541,157	5,540,698
	0.65	4/1/14	7/2/14	9,741,980	9,726,000
	0.65	4/15/14	7/15/14	3,895,408	3,890,000
	0.65	4/21/14	7/21/14	66,725,429	66,640,000
	0.65	4/22/14	7/23/14	18,351,165	18,328,000
	0.65	4/23/14	7/23/14	19,792,985	19,768,000
	0.65	5/1/14	8/4/14	18,126,943	18,107,000

June 30, 2014	| Semi-Annual Report	45

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.65%	5/5/14	8/5/14	$17,586,080	$17,568,000
	0.65	5/8/14	8/8/14	1,887,839	1,886,000
	0.65	5/9/14	8/12/14	11,415,914	11,405,000
	0.65	5/23/14	8/26/14	5,261,703	5,258,000
	0.65	6/16/14	7/16/14	10,301,014	10,298,244
	0.65	6/25/14	9/26/14	699,076	699,000
	0.65	6/30/14	9/23/14	10,723,000	10,723,000
	0.71	4/2/14	10/2/14	13,649,184	13,625,000
	0.724	5/14/14	8/14/14	6,794,553	6,788,000
	1.327	5/23/14	8/26/14	17,534,171	17,509,000
	1.375	5/15/14	8/15/14	12,673,710	12,651,000
	1.375	5/20/14	8/18/14	13,382,433	13,361,000
	1.377	6/2/14	9/8/14	10,820,990	10,809,000
	1.38	6/16/14	9/16/14	25,376,583	25,362,000
	1.38	6/18/14	9/18/14	22,912,411	22,900,999
	1.381	6/23/14	9/24/14	14,364,407	14,360,000
	1.384	6/26/14	9/29/14	12,107,327	12,105,000
	1.425	6/18/14	12/18/14	10,639,472	10,634,000
BNP Paribas	1.275	5/15/14	8/15/14	12,558,871	12,538,000
Citigroup	(0.25)	5/8/14	5/8/16	7,745,095	7,748,000
	0.50	6/12/14	7/11/14	23,408,723	23,402,594
Credit Suisse First Boston	0.45	6/10/14	7/16/14	7,704,320	7,702,314
	0.45	6/23/14	7/23/14	5,364,027	5,363,494
	0.55	6/10/14	7/16/14	3,085,605	3,084,623
	0.75	5/2/14	7/16/14	5,642,414	5,635,468
	0.85	6/2/14	7/2/14	16,201,500	16,190,698
	0.85	6/10/14	7/16/14	3,596,339	3,594,597
	0.85	6/30/14	8/1/14	16,241,184	16,241,184
	0.95	6/13/14	7/16/14	11,087,285	11,082,132
Deutsche Bank	0.50	4/7/14	7/7/14	9,367,045	9,356,000
	0.52	5/19/14	8/15/14	1,366,848	1,366,000
	0.55	6/30/14	8/1/14	17,064,155	17,064,155
	0.59	4/11/14	7/11/14	4,244,627	4,239,000
	0.59	4/15/14	7/15/14	14,392,139	14,374,000
	0.59	4/21/14	7/21/14	40,823,447	40,776,000
	0.59	4/29/14	7/29/14	14,550,007	14,535,000
	0.59	5/1/14	7/21/14	13,741,724	13,728,000
	0.59	5/1/14	8/4/14	6,336,328	6,330,000
	0.59	5/2/14	8/4/14	6,254,144	6,248,000
	0.59	5/5/14	8/5/14	13,116,241	13,104,000
	0.59	5/7/14	8/7/14	14,013,620	14,001,000
	0.59	5/8/14	8/8/14	8,656,654	8,649,000
	0.59	5/14/14	8/14/14	3,304,598	3,302,000
	0.59	5/16/14	8/18/14	37,937,579	37,909,000
	0.59	5/19/14	8/15/14	642,452	642,000
	0.59	5/21/14	8/18/14	15,131,399	15,120,000
	0.59	5/27/14	8/27/14	32,230,477	32,212,000
	0.59	6/3/14	9/4/14	8,838,054	8,834,000
	0.59	6/4/14	9/4/14	4,885,241	4,883,000
	0.59	6/10/14	9/10/14	15,371,288	15,366,000
	0.59	6/12/14	7/1/14	1,845,575	1,845,000
	0.59	6/13/14	9/15/14	19,000,604	18,995,000
	0.59	6/18/14	9/18/14	11,917,539	11,915,000
	0.59	6/19/14	7/21/14	3,745,737	3,745,000
	0.59	6/24/14	9/24/14	2,950,338	2,950,000
	0.59	6/25/14	7/1/14	2,777,273	2,777,000
	0.59	6/25/14	9/26/14	2,155,212	2,155,000

46	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.59%	6/25/14	10/1/14	$60,098,985	$60,098,000
	0.59	6/26/14	9/26/14	8,370,686	8,370,000
	0.59	6/27/14	7/2/14	3,578,235	3,578,000
	0.59	6/27/14	10/2/14	28,680,470	28,680,000
	1.15	4/25/14	7/25/14	11,540,446	11,516,151
	1.201	6/12/14	7/11/14	16,486,443	16,476,000
	1.201	6/26/14	7/28/14	28,725,791	28,721,000
	1.201	6/30/14	8/1/14	15,391,000	15,391,000
	1.202	6/24/14	7/25/14	22,194,186	22,189,000
	1.202	6/25/14	7/25/14	10,282,059	10,280,000
	1.203	6/23/14	7/24/14	36,113,652	36,104,000
	1.625	5/16/14	8/18/14	77,717,216	77,560,639
Royal Bank of Canada	(2.00)	5/23/14	5/21/16	1,486,772	1,490,000
	0.45	4/4/14	7/7/14	13,641,990	13,627,000
	0.45	4/7/14	7/7/14	3,785,017	3,781,000
	0.45	6/24/14	9/24/14	11,248,984	11,248,000
	0.52	6/24/14	7/24/14	8,693,879	8,693,000
	0.54	5/5/14	7/14/14	12,780,918	12,770,000
	0.547	4/10/14	7/10/14	18,167,608	18,145,000
	0.55	4/2/14	7/2/14	6,041,295	6,033,000
	0.55	6/16/14	12/16/14	3,801,871	3,801,000
	0.556	4/16/14	7/16/14	11,207,139	11,194,000
	0.58	4/4/14	7/7/14	12,709,994	12,692,000
	0.58	6/30/14	10/2/14	5,934,000	5,934,000
	0.59	4/11/14	7/11/14	14,645,416	14,626,000
	0.59	6/26/14	9/26/14	2,708,000	2,708,000
	0.60	5/15/14	8/15/14	2,965,321	2,963,000
	0.60	6/5/14	9/4/14	13,500,848	13,495,000
	0.60	6/19/14	9/22/14	20,442,088	20,438,000
	0.649	2/20/14	8/20/14	55,315,327	55,185,000
	0.649	4/2/14	8/20/14	4,636,511	4,629,000
	0.649	4/7/14	8/20/14	4,759,282	4,752,000
	0.649	5/14/14	8/20/14	21,807,855	21,789,000
	0.69	6/13/14	12/15/14	16,379,649	16,374,000
	0.69	6/20/14	12/22/14	3,875,817	3,875,000
	0.694	5/19/14	11/19/14	16,172,395	16,159,000
	0.694	5/20/14	11/19/14	28,285,777	28,260,000
	0.694	6/30/14	7/1/17	4,249,000	4,249,000
	0.70	4/29/14	10/29/14	56,005,523	55,937,000
	0.70	5/27/14	11/28/14	22,265,142	22,250,000
	1.23	5/23/14	8/25/14	20,447,210	20,420,000
	1.23	5/28/14	8/29/14	15,941,497	15,923,000
	1.23	6/3/14	9/5/14	23,168,143	23,146,000
	1.23	6/13/14	9/15/14	22,408,773	22,395,000
	1.23	6/23/14	9/23/14	24,849,790	24,843,000
Royal Bank of Scotland	0.55	6/20/14	9/22/14	24,466,574	24,462,488
	0.65	5/22/14	7/16/14	9,927,852	9,920,732
	0.65	5/28/14	7/16/14	7,906,744	7,901,695
	0.75	6/13/14	7/16/14	47,309,177	47,291,552
	0.85	5/12/14	8/12/14	13,984,684	13,968,656
	0.90	6/6/14	9/8/14	46,861,435	46,832,753
Societe Generale	0.55	7/16/14	7/16/14	15,818,118	15,799,761
	0.70	7/16/14	7/16/14	24,610,251	24,574,913
UBS	0.47	5/15/14	8/15/14	5,628,452	5,625,000
	0.47	5/19/14	8/15/14	1,087,610	1,087,000
	0.50	4/1/14	7/3/14	4,611,821	4,606,000
	0.50	4/8/14	7/8/14	12,913,048	12,898,000

June 30, 2014	| Semi-Annual Report	47

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.50%	4/16/14	7/17/14	$27,915,435	$27,886,000
	0.50	4/25/14	7/25/14	7,721,178	7,714,000
	0.50	5/1/14	8/4/14	2,327,971	2,326,000
	0.50	5/6/14	8/7/14	19,702,312	19,687,000
	0.50	5/8/14	8/8/14	5,341,003	5,337,000
	0.50	5/14/14	8/14/14	1,422,948	1,422,000
	0.50	5/15/14	8/15/14	14,206,267	14,197,000
	0.50	5/19/14	8/15/14	2,640,723	2,639,000
	0.50	5/22/14	8/25/14	1,673,929	1,673,000
	0.50	6/2/14	9/3/14	8,568,450	8,565,000
	0.50	6/10/14	9/10/14	2,303,672	2,303,000
	0.50	6/19/14	9/19/14	3,602,600	3,602,000
	0.53	5/23/14	7/2/14	1,308,751	1,308,000
	0.53	6/30/14	10/2/14	1,305,000	1,305,000
	0.55	4/1/14	7/2/14	4,441,166	4,435,000
	0.55	4/21/14	7/23/14	8,208,895	8,200,000
	0.55	5/6/14	8/7/14	1,045,894	1,045,000
	0.55	5/13/14	8/14/14	2,016,508	2,015,000
	0.55	5/14/14	8/14/14	853,626	853,000
	0.55	5/15/14	8/15/14	855,614	855,000
	0.55	5/20/14	8/21/14	3,376,165	3,374,000
	0.55	5/22/14	8/25/14	638,390	638,000
	0.55	5/30/14	9/3/14	1,451,709	1,451,000
	0.55	6/30/14	10/2/14	4,420,000	4,420,000
	0.57	5/13/14	8/13/14	44,546,534	44,512,000
	0.58	4/1/14	7/2/14	8,300,151	8,288,000
	0.58	4/16/14	7/17/14	4,803,875	4,798,000
	0.58	5/14/14	8/14/14	1,458,127	1,457,000
	0.58	5/20/14	8/21/14	3,504,370	3,502,000
	0.58	6/9/14	8/11/14	11,655,130	11,651,000
	0.58	6/26/14	9/26/14	16,877,359	16,876,000
	0.58	6/30/14	10/2/14	8,330,000	8,330,000
	0.59	6/9/14	7/2/14	6,952,506	6,950,000
	0.59	6/30/14	10/2/14	6,989,000	6,989,000
	0.60	4/1/14	7/2/14	3,086,674	3,082,000
	0.60	4/1/14	7/3/14	979,483	978,000
	0.60	4/15/14	7/15/14	53,893,074	53,824,000
	0.60	5/6/14	8/7/14	13,438,531	13,426,000
	0.60	5/12/14	8/13/14	6,856,709	6,851,000
	0.60	5/13/14	8/14/14	2,844,321	2,842,000
	0.60	5/30/14	9/3/14	2,947,571	2,946,000
	0.60	6/9/14	8/11/14	9,525,491	9,522,000
	0.60	6/19/14	9/19/14	2,904,581	2,904,000
	0.60	6/26/14	8/21/14	20,004,667	20,003,000
	0.60	6/30/14	10/2/14	3,046,000	3,046,000
	0.62	4/1/14	7/3/14	2,289,583	2,286,000
	0.62	5/30/14	9/3/14	504,278	504,000
	0.65	4/1/14	7/3/14	2,116,472	2,113,000
	0.65	4/9/14	7/9/14	4,979,451	4,972,000
	0.65	4/21/14	7/23/14	4,262,457	4,257,000
	0.65	4/25/14	7/25/14	7,063,535	7,055,000
	0.65	5/8/14	8/8/14	21,599,039	21,578,000
	0.65	5/12/14	7/23/14	15,341,838	15,328,000
	0.65	5/13/14	8/13/14	30,875,292	30,848,000
	0.65	5/13/14	8/14/14	7,123,297	7,117,000
	0.65	5/22/14	8/25/14	8,755,319	8,749,000
	0.65	6/2/14	7/1/14	5,047,642	5,045,000

48	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.65%	6/9/14	8/11/14	$13,815,486	$13,810,000
	0.65	6/19/14	9/19/14	9,204,994	9,203,000
	0.65	6/30/14	7/10/14	3,954,000	3,954,000
	0.65	6/30/14	9/3/14	4,318,000	4,318,000
	0.67	4/25/14	7/25/14	3,820,758	3,816,000
	0.70	6/10/14	7/16/14	7,121,746	7,118,906
	0.70	6/23/14	9/23/14	7,016,805	7,015,720
	0.80	6/23/14	7/23/14	7,232,439	7,231,178

					$2,621,512,478

(v)	The weighted average daily balance of reverse repurchase agreements during the six months ended June 30, 2014 was $1,670,530,215, at a weighted average interest rate of 0.61%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2014 was $2,983,488,595.

At June 30, 2014, the Fund held $11,379,488, in principal value of U.S. Treasury Obligations and $9,429,473 in Corporate Bonds and $340,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(w)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$ –	$136,953,446	$21,900,000	$158,853,446
Electric Utilities	–	75,263,180	4,549,211	79,812,391
Food Service	–	4,748,313	5,993,719	10,742,032
Insurance	–	47,076,304	23,440,124	70,516,428
Retail	–	34,633,502	6,585,467	41,218,969
All Other	–	2,099,740,751	–	2,099,740,751
Senior Loans:
Healthcare-Services	–	61,694,059	12,939,804	74,633,863
Leisure	–	–	4,134,039	4,134,039
Oil, Gas & Consumable Fuels	–	11,182,193	1,632,628	12,814,821
Plumbing & HVAC Equipment	–	–	21,667,655	21,667,655
All Other	–	941,594,436	–	941,594,436
Mortgage-Backed Securities	–	956,226,883	6,174,163	962,401,046
Asset-Backed Securities	–	849,464,770	3,503,068	852,967,838
Sovereign Debt Obligations	–	290,921,701	–	290,921,701
Preferred Stock:
Banking	9,472,440	43,424,066	–	52,896,506
Diversified Financial Services	–	17,834,071	–	17,834,071
U.S. Government Agency Securities	–	48,806,391	–	48,806,391
Municipal Bonds:
New Jersey	–	–	7,115,289	7,115,289
All Other	–	14,504,537	–	14,504,537
U.S. Treasury Obligations	–	15,755,902	–	15,755,902
Short-Term Investments	–	133,625,734	–	133,625,734
	9,472,440	5,783,450,239	119,635,167	5,912,557,846

June 30, 2014	| Semi-Annual Report	49

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/14
Other Financial Instruments* – Assets
Credit Contracts	$–	$17,691,928	$1,475,687	$19,167,615
Foreign Exchange Contracts	–	3,262,172	–	3,262,172
Interest Rate Contracts	–	7,005,221	–	7,005,221
	–	27,959,321	1,475,687	29,435,008
Other Financial Instruments* – Liabilities
Credit Contracts	–	(54,210)	–	(54,210)
Foreign Exchange Contracts	–	(13,681,395)	–	(13,681,395)
Interest Rate Contracts	–	(14,321,431)	–	(14,321,431)
	–	(28,057,036)	–	(28,057,036)
Totals	$9,472,440	$5,783,352,524	$121,110,854	$5,913,935,818

At June 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2014, was as follows:

	Beginning Balance 12/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 6/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$ –	$21,462,000	$ –	$7,800	$ –	$430,200	$ –	$ –	$21,900,000
Electric Utilities	4,497,696	–	–	–	–	51,515	–	–	4,549,211
Food Service	–	6,022,497	–	–	–	(28,778)	–	–	5,993,719
Insurance	–	23,200,000	–	–	–	240,124	–	–	23,440,124
Leisure	16,973,235	–	–	–	–	1,124,818	–	(18,098,053)	–
Oil, Gas & Consumable Fuels	29,941,647	–	–	–	–	1,595,853	–	(31,537,500)	–
Retail	–	6,477,666	–	(1,616)	–	109,417	–	–	6,585,467
Senior Loans:
Chemicals	5,168,750	–	(3,741,814)	1,642	15,698	(148,344)	–	(1,295,932)	–
Containers & Packaging	2,518,750	–	(2,487,668)	168	–	(31,250)	–	–	–
Diversified Financial Services	7,060,769	–	(34,977)	5,069	314	(52,641)	–	(6,978,534)	–
Environmental Services	1,015,000	–	(995,010)	10	–	(20,000)	–	–	–
Healthcare-Services	11,031,017	–	(45,338)	(24,063)	(880)	(43,432)	2,022,500	–	12,939,804
Leisure	5,068,750	4,152,218	(5,020,761)	(871)	(41,855)	(23,442)	–	–	4,134,039
Lodging	2,531,156	–	(12,500)	1,038	55	(32,296)	–	(2,487,453)	–
Media	7,335,859	–	(56,250)	2,605	243	(64,227)	–	(7,218,230)	–
Oil, Gas & Consumable Fuels	–	1,617,786	–	75,250	–	(60,408)	–	–	1,632,628
Plumbing & HVAC Equipment	21,623,732	–	–	43,738	–	185	–	–	21,667,655

50	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

	Beginning Balance 12/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 6/30/14
Transportation	$4,179,666	$ –	$(15,664)	$6,684	$1,222	$55,194	$ –	$(4,227,102)	$ –
Mortgage-Backed Securities	–	6,051,663	–	5,834	–	116,666	–	–	6,174,163
Asset-Backed Securities	3,594,900	–	(299,094)	(1,417)	(2,851)	211,530	–	–	3,503,068
Municipal Bonds:
New Jersey	–	7,076,438	(35,000)	(687)	(131)	74,669	–	–	7,115,289
	122,540,927	76,060,268	(12,744,076)	121,184	(28,185)	3,505,353	2,022,500	(71,842,804)	119,635,167
Other Financial Instruments * – Assets
Credit Contracts	–	–	–	–	–	1,475,687	–	–	1,475,687
Totals	$122,540,927	$76,060,268	$(12,744,076)	$121,184	$(28,185)	$4,981,040	$2,022,500	$(71,842,804)	$121,110,854

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014.

	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$27,989,335	Benchmark Pricing	Security Price Reset	$94.52 – $101.04
	21,900,000	Analytical Model	Broker Quotes	$100.00
	5,993,719	Benchmark Pricing	Security Price Reset	€100.00
	6,585,467	Third-Party Pricing Quote	Single Broker Quote	$177.99
Senior Loans	18,706,471	Third-Party Pricing Vendor	Single Broker Quote	$83.00 – $101.13
	21,667,655	Discounted Yield Analysis	Yield to Maturity	0.27%
Mortgage-Backed Securities	6,174,163	Benchmark Pricing	Security Price Reset	$83.10
Asset-Backed Securities	3,503,068	Benchmark Pricing	Security Price Reset	$106.12
Municipal Bonds	7,115,289	Benchmark Pricing	Security Price Reset	$101.43
Other Financial Instruments* – Assets
Credit Contracts	1,475,687	Analytical Model	Estimated Recovery Value	$151.54

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2014, was $2,543,390. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(x)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$ –	$5,254,825	$ –	$5,254,825
Receivable for variation margin on centrally cleared swaps*	474,258	–	–	474,258
Unrealized appreciation of forward foreign currency contracts	–	–	3,262,172	3,262,172

Total asset derivatives	$474,258	$5,254,825	$3,262,172	$8,991,255

June 30, 2014	| Semi-Annual Report	51

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(54,210)	$–	$(54,210)
Payable for variation margin on centrally cleared swaps*	(1,792,642)	(483,594)	–	(2,276,236)
Unrealized depreciation of forward foreign currency contracts	–	–	(13,681,395)	(13,681,395)

Total liability derivatives	$(1,792,642)	$(537,804)	$(13,681,395)	$(16,011,841)

*	Included in net unrealized appreciation of $6,596,580 on centrally cleared swaps as reported in note (q) and (r) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$3,490,685	$–	$–	$3,490,685
Swaps	(20,960,911)	(793,797)	–	(21,754,708)
Foreign currency transactions (forward foreign currency contracts)	–	–	(21,805,851)	(21,805,851)

Total net realized gain (loss)	$(17,470,226)	$(793,797)	$(21,805,851)	$(40,069,874)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(3,493,651)	$–	$–	$(3,493,651)
Swaps	33,177,967	2,306,059	–	35,484,026
Foreign currency transactions (forward foreign currency contracts)	–	—	(4,653,729)	(4,653,729)

Total net change in unrealized appreciation/depreciation	$29,684,316	$2,306,059	$(4,653,729)	$27,336,646

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended June 30, 2014:

Futures Contracts(1)	Forward Foreign Currency Contracts(2)		Credit Default Swap Agreements(3)		Interest Rate Swap Agreements(3)	Total Return Swap Agreements(3)
Short	Purchased	Sold	Purchased	Sold
$(1,373)	$362,205,666	$808,133,099	$12,067	$465,299	$1,316,133	$1,909
				€3,133	AUD216,667
CAD49,700

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at June 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

52	Semi-Annual Report	| June 30, 2014

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$111,591	$(111,591)	$ –		$ –
Barclays Bank	5,226	(5,226)	–		–
BNP Paribas	48,452	(48,452)	–		–
Citigroup	418,268	(418,268)	–		–
Credit Suisse First Boston	392,625	(392,625)	–		–
Deutsche Bank	900,791	(900,791)	–		–
Goldman Sachs	580,429	(580,429)	–		–
JP Morgan Chase	661,286	(661,286)	–		–
Royal Bank of Canada	143,504	(143,504)	–		–
Swaps
Bank of America	$323,143	$(323,143)	$ –		$ –
Barclays Bank	187,362	(187,362)			–
BNP Paribas	791,080	(54,597)	(736,483	)#	–
Citigroup	759,998	(759,998)	–		–
Deutsche Bank	1,475,687	(47,954)	2,863,051	#	4,290,784
Goldman Sachs	948,330	–	(948,330	)#, ##	–
JP Morgan Chase	453,952	(453,952)	–		–
Morgan Stanley	315,273	–	(315,273	)#	–

Totals	$8,516,997	$(5,089,178)	$862,965		$4,290,784

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Banc of America Securities LLC	$23,100,000	$(23,100,000	)†	$ –
RBC Capital Markets LLC	20,500,000	(20,500,000	)†	$ –

Totals	$43,600,000	$(43,600,000)		$ –

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$2,195,809	$(2,195,809)	$ –	$ –
Barclays Bank	391,909	(391,909)	–	–
BNP Paribas	103,049	(103,049)	–	–
Citigroup	1,326,037	(1,326,037)	–	–
Credit Suisse First Boston	1,576,287	(1,576,287)††	–	–
Deutsche Bank	948,745	(948,745)	–	–
Goldman Sachs	2,626,255	(2,626,255)††	–	–
JP Morgan Chase	3,310,314	(3,310,314)	–	–
Morgan Stanley	342,413	(342,413)††	–	–
Royal Bank of Canada	159,459	(143,504)	–	15,955

June 30, 2014	| Semi-Annual Report	53

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited) (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Collateral Received (Pledged)		Net Amount
UBS	$701,118	$(701,118)††	$ –		$ –
Swaps
Bank of America	$3,546	$(481,876)	$1,200,341	#	$722,011
Barclays Bank	16,155	(170,567)	676,508	#, ##	522,096
Citigroup	31,430	(2,033,817)	2,048,080	#, ##	45,693
JP Morgan Chase	3,079	(1,285,513)	1,358,928	#	76,494

Totals	$13,735,605	$(17,637,213)	$5,283,857		$1,382,249

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Net Amount
Reverse Repurchase Agreements
Barclays Bank	$618,886,853	†††	$(618,886,853	)††	$ –
BNP Paribas	12,558,871	†††	(12,558,871	)††	–
Citigroup	31,153,818	†††	(31,153,818	)††	–
Credit Suisse First Boston	68,922,674	†††	(68,922,674	)††	–
Deutsche Bank	645,839,514	†††	(645,839,514	)††	–
Royal Bank of Canada	504,328,831	†††	(504,328,831	)††	–
Royal Bank of Scotland	150,456,466	†††	(150,456,466	)††	–
Societe Generale	40,428,369	†††	(40,428,369	)††	–
UBS	550,975,722	†††	(550,975,722	)††	–

Totals	$2,623,551,118		$(2,623,551,118)		$ –

(†)	The actual collateral received is greater than the amount shown here due to over collateralization.

(††)	The actual collateral pledged is greater than the amount shown here due to over collateralization.

(†††)	The amount includes interest payable for Reverse Repurchase Agreements.

#	The amount includes upfront premiums paid.

##	The amount includes upfront premiums received.

Glossary:

AMBAC	-	insured by American Municipal Bond Assurance Corp.
AUD	-	Australian Dollar
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CDX.HY	-	Credit Derivatives Index High Yield
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
ICE	-	Intercontinental Exchange
IO	-	Interest Only
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only

54	Semi-Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

	PCM Fund, Inc.	Dynamic Credit Income*
Assets:
Investments, at value (cost-$174,680,645 and $5,701,892,401, respectively)	$199,001,361	$5,912,557,846
Cash	384,227	4,328,035
Foreign currency, at value (cost-$0 and $4,529,908, respectively)	–	4,529,042
Unrealized appreciation of OTC swaps	3,129,765	5,254,825
Receivable for investments sold	1,718,000	188,247,944
Interest and dividends receivable	1,229,973	62,449,507
Receivable from broker	27,031	–
Receivable for principal paydowns	219	43,341
Swap premiums paid	–	3,629,495
Unrealized appreciation of forward foreign currency contracts	–	3,262,172
Tax reclaims receivable	–	36,366
Receivable for variation margin on centrally cleared swaps	–	474,258
Receivable for terminated swaps	–	440,713
Unsettled reverse repurchase agreements	–	112,942,339
Deposits with brokers for derivatives collateral	–	374,332
Deposits with brokers for reverse repurchase agreements	–	340,000
Deferred offering costs	–	4,017
Prepaid expenses	12,946	65,900
Total Assets	205,503,522	6,298,980,132

Liabilities:
Payable for investments purchased	7,669,307	179,667,462
Payable for reverse repurchase agreements	60,901,000	2,621,512,478
Payable to brokers for cash collateral received	50,000	–
Payable for variation margin on centrally cleared swaps	–	2,276,236
Payable for terminated swaps	10,265	–
Swap premiums received	5,125,656	9,900,470
Dividends payable	921,924	21,440,839
Investment management fees payable	119,028	5,422,813
Interest payable for reverse repurchase agreements	80,127	2,038,640
Unrealized depreciation of forward foreign currency contracts	–	13,681,395
Unrealized depreciation of OTC swaps	–	54,210
Interest payable for cash collateral received	–	34,370
Accrued expenses	130,797	210,665
Total Liabilities	75,008,104	2,856,239,578
Net Assets	$130,495,418	$3,442,740,554

Composition of Net Assets:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.00001 per share, respectively)	$11,524	$1,372
Paid-in-capital in excess of par	143,745,726	3,274,248,501
Undistributed (dividends in excess of) net investment income	137,952	(11,183,456)
Accumulated net realized loss	(40,850,265)	(27,505,297)
Net unrealized appreciation	27,450,481	207,179,434
Net Assets	$130,495,418	$3,442,740,554
Common Stock/Shares Issued and Outstanding	11,524,052	137,221,372
Net Asset Value Per Common Stock/Share	$11.32	$25.09

* Consolidated for PIMCO Dynamic Credit Income.

See accompanying Notes to Financial Statements	| June 30, 2014 |	Semi-Annual Report	55

Statements of Operations

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Six Months ended June 30, 2014 (unaudited)

	PCM Fund, Inc.	Dynamic Credit Income*
Investment Income:
Interest	$6,243,061	$160,821,221
Dividends	595	2,373,547
Miscellaneous	477,877	2,699,312
Total Investment Income	6,721,533	165,894,080

Expenses:
Investment management	720,351	28,949,892
Interest	225,364	5,134,093
Audit and tax services	39,936	47,603
Custodian and accounting agent	23,715	305,160
Stockholder/Shareholder communications	21,383	20,255
Transfer agent	12,431	12,399
New York Stock Exchange listing	8,373	42,619
Legal	6,201	52,341
Insurance	5,261	47,935
Directors/Trustees	3,223	93,083
Excise Tax	871	–
Miscellaneous	1,175	23,574
Total Expenses	1,068,284	34,728,954

Net Investment Income	5,653,249	131,165,126

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	382,083	2,096,723
Futures contracts	–	3,490,685
Swaps	518,494	(21,754,708)
Foreign currency transactions	–	(18,827,190)
Net change in unrealized appreciation/depreciation of:
Investments	650,990	150,165,994
Futures contracts	–	(3,493,651)
Swaps	47,155	35,484,026
Unfunded loan commitments	–	(24,596)
Foreign currency transactions	–	(5,590,145)
Net realized and change in unrealized gain	1,598,722	141,547,138
Net Increase in Net Assets Resulting from Investment Operations	$7,251,971	$272,712,264

*	Consolidated for PIMCO Dynamic Credit Income.

56	Semi-Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PCM Fund, Inc.

	Six Months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
Investment Operations:
Net investment income	$5,653,249	$12,858,877
Net realized gain	900,577	224,445
Net change in unrealized appreciation/depreciation	698,145	(2,501,505)
Net increase in net assets resulting from investment operations	7,251,971	10,581,817

Dividends to Stockholders from Net Investment Income	(5,530,051)	(12,601,663)

Capital Stock Transactions:
Reinvestment of dividends	101,693	230,526
Total increase (decrease) in net assets	1,823,613	(1,789,320)

Net Assets:
Beginning of period	128,671,805	130,461,125
End of period*	$130,495,418	$128,671,805
*Including undistributed net investment income of:	$137,952	$14,754

Common Stock Issued in Reinvestment of Dividends	8,927	19,696

See accompanying Notes to Financial Statements	| June 30, 2014 |	Semi-Annual Report	57

Consolidated Statements of Changes in Net Assets

PIMCO Dynamic Credit Income Fund

	Six Months ended June 30, 2014 (unaudited)	For the Period January 31, 2013** through December 31, 2013
Investment Operations:
Net investment income	$131,165,126	$182,615,529
Net realized gain (loss)	(34,994,490)	75,577,834
Net change in unrealized appreciation/depreciation	176,541,628	30,637,806
Net increase in net assets resulting from investment operations	272,712,264	288,831,169

Dividends and Distributions to Shareholders from:
Net investment income	(128,645,036)	(230,872,977)
Net realized gains	–	(33,558,859)
Total dividends and distributions to shareholders	(128,645,036)	(264,431,836)

Share Transactions:
Net proceeds from the sale of shares	–	3,275,757,438
Offering costs charged to paid-in capital in excess of par	–	(1,895,440)
Reinvestment of dividends and distributions	–	311,983
Net increase in net assets from share transactions	–	3,274,173,981
Total increase in net assets	144,067,228	3,298,573,314

Net Assets:
Beginning of period	3,298,673,326	100,012
End of period*	$3,442,740,554	$3,298,673,326
*Including dividends in excess of net investment income of:	$(11,183,456)	$(13,703,546)

Shares Issued and Reinvested:
Issued	–	137,204,500
Shares Issued in Reinvestment of Dividends	–	12,683
Net Increase	–	137,217,183

** Commencement of operations.

58	Semi-Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Cash Flows

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Six Months ended June 30, 2014 (unaudited)

	PCM Fund, Inc.	Dynamic Credit Income(1)
Increase in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$7,251,971	$272,712,264

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(23,539,542)	(2,534,118,935)
Proceeds from sales of long-term investments	16,422,420	1,352,723,931
Purchases of short-term portfolio investments, net	(2,527,309)	(107,429,416)
Net change in unrealized appreciation/depreciation	(698,145)	(176,541,628)
Net realized (gain) loss	(900,577)	34,994,490
Net amortization/accretion on investments	(96,509)	1,403,324
Increase in receivable for investments sold	(1,718,000)	(146,399,702)
Increase in interest and dividends receivable	(51,625)	(14,476,905)
Decrease in tax reclaims receivable	–	202,490
Increase in receivable for principal paydown	(219)	(41,188)
Proceeds from futures contracts transactions	–	576,430
Decrease in deposits with brokers for futures contracts collateral	–	5,770,000
Decrease in deposits with brokers for derivatives collateral	–	54,875,668
Decrease in deposits with brokers for reverse repurchase agreements	–	1,080,000
Increase in receivable from broker	(901)	–
Increase in prepaid expenses	(7,685)	(17,964)
Increase in payable for investments purchased	7,668,805	133,418,404
Decrease in payable to brokers for cash collateral received	(210,000)	(240,000)
Net cash provided by swap transactions	434,114	12,966,415
Net cash used for foreign currency transactions	–	(19,763,607)
Increase in interest payable for reverse repurchase agreements	1,194	1,042,767
Increase (decrease) in investment management fees payable	(10,244)	1,002,007
Increase (decrease) in interest payable on cash collateral received	(2)	26,019
Decrease in deferred offering costs	–	(4,017)
Decrease in accrued expenses and other liabilities	(41,725)	(307,232)
Net cash provided by (used for) operating activities	1,976,021	(1,126,546,385)

Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	(125,668,000)	(4,920,130,486)
Proceeds on reverse repurchase agreements	130,502,000	6,232,436,527
Decrease in unsettled reverse repurchase agreements	561,000	1,648,661
Cash dividends paid (excluding reinvestment of dividends of $101,693, and $0, respectively)	(6,982,186)	(178,670,460)
Decrease in payable to custodian for cash overdraft	(4,608)	(41,836)
Net cash provided by (used for) financing activities	(1,591,794)	1,135,242,406
Net increase in cash and foreign currency	384,227	8,696,021
Cash and foreign currency, at beginning of period	–	161,056
Cash and foreign currency, at end of period	$384,227	$8,857,077

*	Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $224,172, and $4,065,307, respectively.

(1)	Consolidated for Dynamic Credit Income.

See accompanying Notes to Financial Statements	| June 30, 2014 |	Semi-Annual Report	59

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (“PCM”) and PIMCO Dynamic Credit Income Fund (“Dynamic Credit Income”), (each a “Fund” and collectively the “Funds”) commenced operations on September 2, 1993 and January 31, 2013, respectively. Prior to commencing operations, the Funds had no operations other than matters relating to their organization as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Dynamic Credit Income sold and issued 4,189 shares at an aggregate price of $100,012 to Allianz Asset Management of America L.P. (“AAM”). PCM is organized as a Maryland corporation. Dynamic Credit Income is organized as a Massachusetts business trust. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. PCM has the authority to issue 300 million shares of $0.001 par value common stock. Dynamic Credit Income has authorized unlimited amount of shares with $0.00001 par value.

Dynamic Credit Income issued 121,000,000 shares in its initial public offering. An additional 16,204,500 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,895,440 (representing approximately $0.01 per share) were offset against the proceeds of the offering and over-allotment option and have been charge to paid-in capital in excess of par. The

Sub-Adviser paid all organizational costs of approximately $25,000.

PCM’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund. Dynamic Credit Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective of the Fund. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued

60	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors/Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is

June 30, 2014	| Semi-Annual Report	61

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer

62	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered

June 30, 2014	| Semi-Annual Report	63

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows.

Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps – OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are catorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

64	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

PCM declares dividends from net investment income to stockholders monthly and distributions of net realized capital gains, if any, are paid at least annually.

Dynamic Credit Income declares monthly distributions from net investment income but may fund a portion of its distributions with gains from the sale of portfolio securities and other sources.

The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders/stockholders from return of capital. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

Dynamic Credit Income’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

Dynamic Credit Income does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations

June 30, 2014	| Semi-Annual Report	65

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

(h) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement

66	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Equity-Linked Securities

The Funds may purchase equity-linked securities, also known as participation notes. Participation notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue participation notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(k) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible

June 30, 2014	| Semi-Annual Report	67

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(l) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(m) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(n) Securities Traded on To-Be-Announced Basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a

68	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(o) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The

Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) Special Purpose Vehicle

The PCILS I LLC (the “PCILS Subsidiary”), a Delaware LLC, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Dynamic Credit Income in order to effect certain investments for Dynamic Credit Income consistent with Dynamic Credit Income’s investment objectives and policies as specified in its prospectus and statement of additional information. Dynamic Credit Income’s investment portfolio has been consolidated and includes the portfolio holdings of Dynamic Credit Income and the PCILS Subsidiary. The consolidated financial statements include the accounts of Dynamic Credit Income and the PCILS Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the PCILS Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan,

June 30, 2014	| Semi-Annual Report	69

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

as reflected in Dynamic Credit Income’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from Dynamic Credit Income.

(r) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(s) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing

70	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

2. Principal Risks (continued)

the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent Dynamic Credit Income directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, Dynamic Credit Income’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Dynamic Credit Income is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments

June 30, 2014	| Semi-Annual Report	71

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

2. Principal Risks (continued)

generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ stock to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions

72	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

2. Principal Risks (continued)

under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between Dynamic Credit Income and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

PCM had security transactions outstanding with a Lehman Brothers entity as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on PCM’s Statement of Operations. The remaining balances due from SLH are included in receivable from/payable to broker on PCM’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements

June 30, 2014	| Semi-Annual Report	73

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated

74	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to

June 30, 2014	| Semi-Annual Report	75

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Total Return Swap Agreements – Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can

76	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

exchange variable interest rates based on different money markets.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Dynamic Credit Income enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. Dynamic Credit Income also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

(c) Futures Contracts

The Funds may use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions invoIves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% and 1.15% of the average daily total managed assets for PCM and Dynamic Credit Income, respectively. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements and borrowings) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes, “borrowings” includes amounts of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject

June 30, 2014	| Semi-Annual Report	77

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

4. Investment Manager/Sub-Adviser (continued)

to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Please see Note 8 for a discussion of recently approved changes to the Funds’ Investment Management and sub-advisory arrangements.

5. Investments in Securities

For the six months ended June 30, 2014, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
PCM Fund, Inc.	$1,174,372	$1,602,250	$22,297,931	$14,925,876
Dynamic Credit Income	18,319,875	53,916,953	2,515,579,840	1,268,121,511

6. Income Tax Information

At June 30, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
PCM Fund, Inc.	$174,680,645	$28,986,042	$4,665,326	$24,320,716
Dynamic Credit Income	5,701,901,897	272,024,194	61,368,245	210,655,949

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals, basis adjustments to “Interest only” securities held by the Funds, differences in the book and tax treatment of bond amortization and sale-buyback adjustment.

7. Fund Events

On January 29, 2014, Mr. Alfred Murata replaced Mr. Mark Seidner as lead portfolio manager primarily responsible for the day-to-day management of Dynamic Credit Income. Mr. Murata is a managing director and portfolio manager in the Newport Beach office on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko

Financial Technologies. He has 14 years of investment experience and holds a PH. D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California. Mr. Murata has been part of the portfolio management team of Dynamic Income since its inception in 2013.

78	Semi-Annual Report	| June 30, 2014

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2014 (unaudited)

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2014, the following dividends were declared to common stockholders/shareholders payable August 1, 2014 to stockholders/shareholders of record on July 11, 2014.

PCM Fund, Inc.	$0.08 per common share
Dynamic Credit Income	$0.15625 per common share

On August 1, 2014, the following dividends were declared to common stockholders/shareholders payable September 2, 2014 to shareholders of record on August 11, 2014.

PCM Fund, Inc.	$0.08 per common share
Dynamic Credit Income	$0.15625 per common share

At special meetings of shareholders held on June 9, 2014 and July 31, 2014 (following earlier adjournments), PCM’s and Dynamic Credit Income’s shareholders, respectively, approved a new investment management agreement (the “Agreement”) between each Fund and PIMCO, pursuant to which PIMCO will replace AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO will continue to provide the day-to-day portfolio management services it currently provides to the Funds as their sub-adviser and will also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Funds as their investment manager. The same investment professionals that are currently responsible for managing the Funds’ portfolios will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. It is currently expected that the Agreement will become effective at the close of business on September 5, 2014.

Although the management fee rate to be paid to PIMCO by PCM under the Agreement is higher than the management fee rate imposed under PCM’s current investment management agreement, the unified fee arrangement under the Agreement covers the Funds’ portfolio management and administrative services covered under the current agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the current agreements. The management fee rate to be paid by Dynamic Credit Income is the same under the Agreement the corresponding current agreement, though PIMCO (and not the Fund) will be required to procure most other supervisory and administrative services required by that Fund.

There were no other subsequent events identified that require recognition or disclosure.

June 30, 2014	| Semi-Annual Report	79

Financial Highlights

PCM Fund, Inc.

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2014 (unaudited)		Year ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.17		$11.35	$9.48	$9.88	$7.73	$5.77
Investment Operations:
Net investment income	0.49		1.12	1.06	1.13	1.12	0.81
Net realized and change in unrealized gain (loss)	0.14		(0.20)	1.93	(0.47)	2.29	2.18
Total from investment operations	0.63		0.92	2.99	0.66	3.41	2.99
Dividends to Stockholders from Net Investment Income	(0.48)		(1.10)	(1.12)	(1.06)	(1.26)	(1.03)
Net asset value, end of period	$11.32		$11.17	$11.35	$9.48	$9.88	$7.73
Market price, end of period	$12.25		$11.65	$12.02	$10.77	$10.80	$7.97
Total Investment Return (1)	9.61%		6.49%	23.34%	10.43%	54.01%	52.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,495		$128,672	$130,461	$108,810	$113,020	$88,290
Ratio of expenses to average net assets, including interest expense (2)	1.66	%(3)	2.05%	2.59%	2.44%	2.41%	2.67%
Ratio of expenses to average net assets, excluding interest expense	1.31	%(3)	1.52%	1.76%	1.75%	1.75%	1.71%
Ratio of net investment income to average net assets	8.80	%(3)	9.75%	10.05%	11.30%	11.91%	12.86%
Portfolio turnover rate	9%		6%	13%	26%	28%	57%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock. Total investment return for a period of less than one year is not annualized.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

80	Semi-Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Consolidated Financial Highlights

PIMCO Dynamic Credit Income Fund

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2014 (unaudited)	For the Period January 31, 2013* through December 31, 2013
Net asset value, beginning of period	$24.04	$23.88 **
Investment Operations:
Net investment income	0.96	1.33
Net realized and change in unrealized gain	1.03	0.76
Total from investment operations	1.99	2.09
Dividends and Distributions to Shareholders from:
Net investment income	(0.94)	(1.68)
Net realized gains	–	(0.24)
Total dividends and distributions to shareholders	(0.94)	(1.92)
Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–	(0.01)
Net asset value, end of period	$25.09	$24.04
Market price, end of period	$23.82	$22.48
Total Investment Return (1)	10.32%	(2.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,442,741	$3,298,673
Ratio of expenses to average net assets, including interest expense (2)(3)	2.08%	1.52%
Ratio of expenses to average net assets, excluding interest expense (3)	1.77%	1.42%
Ratio of net investment income to average net assets (3)	7.84%	6.06%
Portfolio turnover rate	27%	76%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

See accompanying Notes to Financial Statements	| June 30, 2014 |	Semi-Annual Report	81

Annual Stockholder/Shareholder Meeting Results/Proxy Voting Policies & Procedures/ Corporate Change/Change in Investment Policy (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Annual Stockholder Meeting Results:

PCM and Dynamic Credit Income held their annual meetings of stockholders/shareholders on April 30, 2014. Stockholders/shareholders voted as indicated below:

PCM

	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2017 fiscal year	9,843,618	183,216
Re-election of Hans W. Kertess — Class II to serve until the annual meeting for the 2017 fiscal year	9,833,367	193,467
Re-election of John C. Maney† — Class II to serve until the annual meeting for the 2017 fiscal year	9,847,804	179,030

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, William B. Ogden, IV, and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Trustee

Dynamic Credit Income

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2017 fiscal year	111,300,861	2,344,828
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2017 fiscal year	111,321,567	2,324,122
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2017 fiscal year	111,291,860	2,353,829

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, John C. Maney† and Bradford K. Gallagher continued to serve as Trustees of the Fund.

†	Interested Trustee

Special Shareholder Meeting Results

PCM and Dynamic Credit Income held a special meeting of shareholders on June 9, 2014. The special meeting for Dynamic Credit Income was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal for Dynamic Credit Income had not been received at the time of the special meeting, the shareholders of Dynamic Credit Income present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. The July 10, 2014 meeting of shareholders of Dynamic Credit Income was convened as scheduled, and the shareholders of Dynamic Credit Income present voted to further adjourn the special meeting to July 31, 2014 to permit further solicitation of proxies. Stockholders/shareholders voted on these meetings as indicated below:

PCM

	For	Against	Abstain
Approval of an Investment Management Agreement between PCM and Pacific Investment Management Company LLC	5,488,259	58,498	324,975

82	Semi-Annual Report	| June 30, 2014

Annual Stockholder/Shareholder Meeting Results/Proxy Voting Policies & Procedures/ Corporate Change/Change in Investment Policy (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Dynamic Credit Income

	For	Against	Abstain
Approval of an Investment Management Agreement between Dynamic Credit Income and Pacific Investment Management Company LLC	58,025,925	1,650,406	11,197,705

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Corporate Change:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of each Fund.

Change in Investment Policy:

PCM has adopted the following investment policy:

PCM may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policy described above:

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

June 30, 2014	| Semi-Annual Report	83

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Consideration of the Proposed Investment Management Agreement

At a meeting of the Board of Trustees/Directors of each Fund (the “Board” or the “Trustees/Directors”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees/Directors (the “Independent Trustees/Directors”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees/Directors and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees/Directors, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the

Board’s approvals for each Fund are described below. As noted, the Independent Trustees/Directors were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees/Directors, including the Independent Trustees/Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees/Directors considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees/Directors received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, in the case of Dynamic Credit Income, the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and

84	Semi-Annual Report	| June 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) the estimated profitability to AGIFM as investment manager to PCM for the one-year period ended December 31, 2012, to PIMCO as sub-adviser to PCM for the one-year period ended December 31, 2012 and to PIMCO as sub-adviser to each of the Funds for the one-year period ended December 31, 2013, (vi) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (vii) information provided by PIMCO on PCM’s risk-adjusted returns and each Fund’s total returns and yield over various time periods, (viii) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (ix) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement. The Trustees noted that because Dynamic Credit Income commenced operations on January 31, 2013, certain information provided to the Board as of December 31, 2013 with respect to Dynamic Credit Income was provided on an annualized basis.

The Trustees’/Directors’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees/Directors and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’/Directors’ deliberations are described below, although individual Trustees/Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees/Directors examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees/Directors considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees/Directors reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees/Directors took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed

June 30, 2014	| Semi-Annual Report	85

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees/Directors also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees/Directors noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees/Directors considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees/Directors also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds, including PCM prior to 2009. The Trustees/Directors also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees/Directors noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees/Directors concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective(s) and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees/Directors considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees/Directors noted that, although the proposed management fee rate to be paid to PIMCO by PCM under the Proposed Agreement is higher than the management fee rate imposed under that Fund’s Current Agreement,

86	Semi-Annual Report	| June 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”). The Trustees further noted that the proposed management fee for Dynamic Credit Income is the same under the Proposed Agreement and the corresponding Current Agreement, though PIMCO (and not the Fund) would be required to pay or incur that Fund’s Operating Expenses under the Proposed Agreement, which Operating Expenses are currently paid for or incurred by the Fund directly.

In addition, the Trustees/Directors took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees/Directors noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Directors further considered PIMCO’s explanation that, in developing the proposed unified fee structure for PCM, PIMCO, after discussions with the

Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. With respect to Dynamic Credit Income, after discussions with the Trustees, PIMCO determined to propose a unified management fee rate under the Proposed Agreement at the same rate that is currently charged under the Current Agreement for that Fund, such that PIMCO will bear all Operating Expenses for that Fund under the proposed unified fee structure with no increase in the fee rate charged under the current non-unified fee structure. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees/Directors also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees/Directors noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees/Directors also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such

June 30, 2014	| Semi-Annual Report	87

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

increases (though the Trustees/Directors also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees/Directors were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Funds.

The Trustees/Directors also took into account that the use of certain forms leverage by the Funds, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by the Funds under both the Current Agreements and the Proposed Agreement (because the Funds’ fees are calculated, and under the Proposed Agreement would continue to be calculated, based on total managed assets, including assets attributable to certain forms of leverage). The Trustees/Directors took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have certain forms of leverage outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other. The Directors further noted that this incentive will be greater with respect to PCM under the Proposed Agreement in comparison to that Fund’s Current Agreement because the contractual management fee rate to be paid by PCM under the Proposed Agreement is higher than under its Current Agreement, and the total fees paid to PIMCO by PCM under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under the Fund’s Current Agreement. In this regard, the Trustees/Directors considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Directors also reviewed information provided by PIMCO relating to the estimated impact on PCM’s management fees and Operating Expenses of increasing such Fund’s leverage to the maximum practical level that could be attained without further Board approval, as calculated under both the Current Agreement (pursuant to which the Fund would pay management fees to PIMCO and separately pay Operating Expenses) and the Proposed Agreement (pursuant to which the Fund would pay the unified fee to PIMCO, which includes Operating Expenses), and noted the increase in PCM’s net expenses under the Proposed Agreement under these circumstances was not substantial. The Trustees noted that, because the management fee rate paid by Dynamic Credit Income is the same under both the Proposed Agreement and the corresponding Current Agreement, an increase in that Fund’s leverage would have the same effect on that Fund’s total operating expenses under each Agreement. The Trustees/Directors also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees/Directors reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees/Directors noted that only leveraged closed-end funds were considered for inclusion in the

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Lipper expense groups presented for comparison with the Funds.

The Trustees/Directors noted that, for each Fund the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees/Directors took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees/Directors determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Directors also reviewed, among other information, comparative information showing the total return performance of common shares of PCM (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013. For Dynamic Credit Income, the Trustees reviewed comparative information showing the performance of Dynamic Credit Income’s common shares from the period from Dynamic Credit Income’s inception (January 31, 2013) through December 31, 2013. In addition, with respect to Dynamic Credit Income, the Trustees also reviewed, among other information, supplemental comparative information showing the performance of Dynamic Credit Income against peer funds selected by PIMCO for the one-year period, the period since April 30, 2013 and the period since the inception of Dynamic Credit Income (to the extent the peer fund was in existence) to February 28, 2014. Fund-specific performance results for the Funds reviewed by the Trustees/Directors are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and, in the case of the supplemental comparative information for Dynamic Credit Income described above, by PIMCO, and was not independently verified by the Trustees/Directors. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees/Directors was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. With respect to Dynamic Credit Income, PIMCO also provided comparative expense information against peer funds selected by PIMCO. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees/Directors.

Dynamic Credit Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the period since inception through December 31, 2013.

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $2.745 billion, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to the Lipper peer group information, the Board considered fee and expense information for the Fund in comparison to a group of closed-end funds that PIMCO identified as being competitor funds in the marketplace and private funds with similar investment strategies to those of the Fund. The Trustees noted that the Fund’s estimated total expense ratio (excluding interest expense) was below the median total expense (excluding interest expense) ratio of the group of closed-end funds presented for comparison by PIMCO.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Directors noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Directors also noted that the average net assets of the common shares of the funds in the group ranged from $74.6 million to $487.3 million, and that four of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees/Directors also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees/Directors also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to PCM for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to PCM for the one-year period ended December 31, 2012; estimated profitability to PIMCO as sub-adviser to each of the Funds for the one-year period ended December 31, 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting the amortization of the initial structuring fee payments PIMCO has made to third parties with respect to Dynamic Credit Income. Based on the profitability analyses provided by PIMCO, the Trustees/Directors determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

The Trustees/Directors also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees/Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees/Directors considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees/Directors concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees/Directors also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees/Directors, including the Independent Trustees/Directors, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

Consideration of the Continuation of the Current Investment Management and Portfolio Management Agreements with respect to PCM

The Investment Company Act of 1940, as amended, requires that both the full Board of Director’s and a majority of the Independent Directors, voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Current Agreements”). As discussed under “Consideration of the Proposed Investment Management Agreement” above, the Directors approved the Proposed Agreement between PCM and PIMCO on March 10-11, 2014, which, as it was subsequently approved by shareholders of the Fund, will become effective for the Fund at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its shareholders. When the Proposed Agreement takes effect with respect to the Fund, PIMCO will replace AGIFM as the investment manager of the Fund and PIMCO will no longer serve as the Fund’s sub-adviser, and the Current Agreements with respect to the Fund will terminate. However, the current terms of the Current Agreements with respect to PCM terminate before the Proposed Agreement is expected to take effect, and, therefore, the Directors were also asked to approve the continuance of PCM’s Current

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Agreements for an additional term (which will expire upon the effectiveness of the Proposed Agreement, which has since been approved by shareholders). Accordingly, the Directors met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Directors were assisted in their evaluation of the Current Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Current Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Directors relied upon materials provided by the Investment Manager and the Sub-Adviser for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2013, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Current Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Directors considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high-quality services to the Fund in the future under the Current Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Current Agreements.

In assessing the reasonableness of the Fund’s fees under the Current Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Directors.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Fund).

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Directors also noted that the average net assets of the common shares of the funds in the group ranged from $74.6 million to $487.3 million, and that four of the funds in the group were larger in asset size than the Fund. The Director’s noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper calculated on common share assets, but was at the median management fee calculated on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

Fund-specific performance results for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 reviewed by the Directors are discussed under “Consideration of the Proposed Investment Management Agreement” above.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Directors were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Fund.

The Trustees also took into account that the use of leverage by the Fund, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by the Fund under the Current Agreements (because the Fund’s fees are calculated based on total managed assets, including assets attributable to certain forms of leverage). The Directors took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have certain forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Directors considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Directors also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Current Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund and research, statistical and quotation services the Investment Manager and Sub-Adviser may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Current Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Directors also concluded that the fees payable under each Current Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, unanimously concluded that the continuation of the Current Agreements was in the interests of the Fund and its shareholders, and should be approved.

94	Semi-Annual Report	| June 30, 2014

Directors/Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. and to the shareholders of PIMCO Dynamic Credit Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder/stockholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ613SAR_063014

AGI-2014-07-07-9989

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 28, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date: August 28, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2014